UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2688

Name of Fund:  Merrill Lynch Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
   Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Municipal Bond Fund, Inc.


Annual Report
June 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

As we ended the current period, all eyes were on the Federal Reserve Board (the Fed). In a much-anticipated move, the Fed raised the Federal Funds rate on June 30 for the first time in four years, bringing the target rate to 1.25%, up from a 45-year low of 1%. The 25 basis point (.25%) increase was the first, but is not expected to be the last, this year as the Fed moves to "normalize" interest rates in the face of increasing inflation. The Fed has reiterated its intention to take a "measured" approach to interest rate increases in an effort to avoid upsetting the economy or the financial markets. Still, in its very deliberate wording, the Fed has stated that it may move more aggressively if inflation and economic growth indicate the need.

In any case, interest rates are likely to remain low by historical standards for some time, particularly if the Fed does maintain its commitment to a gradual tightening. To provide some perspective, the Federal Funds rate was at 6.5% before the current easing cycle began in 2001 and had reached double-digits in the late 1970s and early 1980s.

The transition to higher interest rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older bonds declines because they carry the former lower interest rates. However, because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the 12-month period ended June 30, 2004, municipal bonds outperformed their taxable counterparts with a return of +.76% for the Lehman Brothers Municipal Bond Index compared to +.32% for the Lehman Brothers Aggregate Bond Index.

June month-end also brought the transfer of power in Iraq. Like the Fed tightening, this was a pivotal event. However, the outcome and the market repercussions are less easy to predict. We do know that markets will always fluctuate and that there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Still, the U.S. economy is much stronger today than it was just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



We are pleased to present to you the management teams of

Merrill Lynch Municipal Bond Fund, Inc.


Limited Maturity Portfolio

Senior Portfolio Manager Peter Hayes joined Merrill Lynch Investment Managers in 1987 and heads the Merrill Lynch Municipal Bond Fund, Inc. - Limited Maturity Portfolio team. He received a bachelor's degree from the College of the Holy Cross. In addition to Mr. Hayes, the investment team includes Thomas Steffens and Joseph Lu. Mr. Steffens received a bachelor's degree from Villanova University. Mr. Lu received a bachelor's degree from Colgate University. The team has 37 years of investment experience.


Peter J. Hayes
Senior Portfoilo Manager


Table of Contents

A Letter From the President                                       2
A Discussion With Your Portfolio Managers                         5
Performance Data                                                  9
Schedule of Investments--Limited Maturity Portfolio              17
Schedule of Investments--Insured Portfolio                       22
Schedule of Investments--National Portfolio                      27
Financial Statements                                             40
Financial Highlights                                             46
Notes to Financial Statements                                    58
Report of Independent Registered Public Accounting Firm          66
Important Tax Information                                        66
Officers and Directors                                           67



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Insured Portfolio

Senior Portfolio Manager Robert DiMella joined Merrill Lynch Investment Managers in 1993 and heads the Merrill Lynch Municipal Bond Fund, Inc. - Insured Portfolio team. Mr. DiMella received a bachelor's degree from the University of Connecticut and an MBA from Rutgers University. He is a CFA R charterholder and a member of the CFA Institute. In addition to Mr. DiMella, the investment team includes Portfolio Assistant Janine Bianchino and Analysts Jeff Moore, Mary Ezzo and Timothy Milway. Mr. Moore and Mr. Milway are CFA R charterholders and members of the CFA Institute. Together, the team has more than 78 years of investment experience.


Robert A. DiMella
Senior Portfolio Manager



National Portfolio

Senior Portfolio Manager Walter O'Connor joined Merrill Lynch Investment Managers in 1991 and heads the Merrill Lynch Municipal Bond Fund, Inc. - National Portfolio team. He received a bachelor's degree from the University of Notre Dame. In addition to Mr. O'Connor, the team includes Jim Schwartz and Greg Bennett.
Mr. Schwartz earned a bachelor's degree from Rutgers College and an MBA from Monmouth University. He is a CFA R charterholder. Mr. Bennet earned a bachelor's degree from West Chester University. The team has a combined 28 years of investment experience.


Walter C. O'Connor
Senior Portfolio Manager


CFA R and Chartered Financial Analyst R are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



A Discussion With Your Portfolio Managers


As interest rates began to rise from their historically low levels, the Portfolios' defensive positioning helped to limit sensitivity to yield volatility while also protecting net asset value.


Describe the recent market environment relative to municipal bonds.

Amid considerable volatility, long-term and short-term bond yields ended the 12-month period considerably higher than where they began. The increase in yields and corresponding fall in prices resulted from concerns that a resurgent economy would lead to inflation, which in turn would encourage the Federal Reserve Board (the Fed) to raise short-term interest rates. In fact, the Fed did increase interest rates 25 basis points (.25%) on June 30, 2004, but suggested that its approach to future interest rate hikes would be gradual.

As the period began, bond yields were on the rise as an increasing amount of data indicated a fast-improving economy. By mid-August, yields on U.S. Treasury bonds had risen to 5.45%. Over the next several months, however, yields changed course and began to fall as bond prices rose. Despite the strong economic growth, investors were convinced that lackluster employment data and faltering consumer confidence would cause the Fed to maintain rates at current low levels for some time. By mid-March 2004, yields on long-term U.S. Treasury bonds fell 80 basis points from their August high to 4.65%.

In early April, unexpected gains in job growth, improvements in consumer confidence and rising consumer spending prompted yields to rise again (as prices again declined). Investors reversed their prior expectations and concluded that the Fed would indeed be forced to raise interest rates to ward off potential inflation. By mid-May, long-term U.S. Treasury bond yields had risen above 5.45%. Later, as fears of inflation diminished somewhat, yields on the U.S. Treasury benchmark bond fell once more, but - at 5.29% - still ended the period 70 basis points above year-ago levels. The yield on the 10-year U.S. Treasury note stood at 4.58% on June 30, 2004, an increase of more than 100 basis points over the 12-month period.

In the municipal bond market, tax-exempt issues also saw considerable variability in yields, though the volatility was more subdued than in the U.S. Treasury market. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, rose approximately 40 basis points during the year. Thirty-year Aaa-rated bonds saw their yields rise more than 55 basis points to 5.02%, as reported by Municipal Market Data, while yields on Aaa-rated bonds with 10-year maturities rose more than 70 basis points. The more marked increase in 10-year bond yields may be attributed to the fact that several large issues have been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Yields on Aaa-rated two-year bonds increased even further, rising more than 80 basis points over the past year. Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, experienced less price depreciation.

Overall, more than $370 billion in new long-term tax-exempt bonds were issued nationwide during the period, a 5% decline compared to the prior 12 months. New-issue municipal volume is expected to be manageable for the remainder of 2004 and should continue to support the tax-exempt market's favorable technical position. This, in turn, should allow the municipal market to outperform its taxable counterparts in the coming months.


LIMITED MATURITY PORTFOLIO


How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2004, Limited Maturity Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.50%, +.24%, +.23% and +.59%, respectively. For the same period, the Portfolio's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Bond Index and the Lehman Brothers Municipal Bond Index, had respective returns of +.62% and +.76%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 16 of this report to shareholders.)



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



A Discussion With Your Portfolio Managers (continued)


In general, the Portfolio has more limited investment parameters than its benchmarks. While the indexes, particularly the Lehman Brothers Municipal Bond Index, measure the performance of longer-dated, higher-yielding securities, the Portfolio is limited to a maximum average maturity of two years. Given the low-interest-rate environment during most of the past year, the longer end of the yield curve offered more attractive yields, putting the Portfolio at a relative disadvantage.

The Portfolio's performance relative to the Lipper Short Municipal Debt Funds category was more favorable. For the 12-month period ended June 30, 2004, the Lipper category had an average return of +.41%. Much like our portfolio, Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years. The Fund's competitive returns during the period can be attributed to our defensive positioning - maintaining a relatively short duration and higher cash reserves. This stance tended to weaken relative performance during the first half of the period, when interest rates were generally falling. However, it had a positive effect on results as the period progressed and rates began rising, as our Portfolio was better prepared to weather the volatility than less-defensive portfolios.


What changes were made to the Portfolio during the period?

Throughout the period, we kept the Portfolio's duration - its sensitivity to interest rate fluctuations - below that of our benchmark. With interest rates at historically low levels, we were anticipating an eventual increase from the Federal Reserve Board (the Fed) and believed the risk of extending the Portfolio's maturity outweighed the potential short-term performance benefits of such a move. As the period progressed, it appeared more likely that the Fed would raise short-term rates to combat inflationary pressures. Because the bond market had been anticipating this move for some time, municipal bond yields were rising throughout much of the reporting period, well before the Fed's official rate increase on June 30, 2004.

In this environment, when making new purchases for the Portfolio, we generally focused on higher-quality bonds, as well as on those offering relatively high coupon payments--both of which tend to hold their value better in rising-rate environments. In mid-May and early June 2004, after bond yields had risen substantially, we saw a temporary buying opportunity in bonds with two-year durations. We took advantage of the opportunity to capture some incremental yield.

Finally, throughout the past 12 months, we continued to monitor the limited-maturity municipal marketplace for occasional relative value opportunities. When such opportunities presented themselves, we looked to purchase these securities in an effort to enhance short-term performance.


How would you characterize the Portfolio's position at the close of the period?

As the period ended, the Portfolio was positioned for additional interest rate increases from the Fed and generally rising tax-exempt bond yields. Further Fed interest rate hikes would have a direct impact on the Portfolio, as we focus our investments on municipal securities with near-term maturities. In this environment, we continue to focus on high-coupon and high-quality bonds to moderate the effects of rising interest rates on the Portfolio. In addition, because of the Portfolio's short-term nature, we have the opportunity to reinvest maturing bonds at higher interest rates as the Fed continues its tightening program - adding to yield and performance.

We will continue to monitor economic data and their probable effects on the Fed's monetary policy. As market conditions evolve, we will serve our shareholders by tailoring the Portfolio's positioning to reflect those changing conditions.


Peter J. Hayes
Vice President and Senior Portfolio Manager


June 9, 2004


INSURED PORTFOLIO


How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2004, Insured Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +.10%, -.53%, -.58% and +.35%, respectively. For the same period, the Portfolio's benchmark, the Lehman Brothers Municipal Bond Index, returned +.76% (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 16 of this report to shareholders.)



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



The variance in returns compared to the benchmark is not surprising, as the Portfolio is limited primarily to investments in insured securities while the Index measures the broader municipal bond market. During the past 12 months, the performance of insured municipal bonds trailed uninsured securities, particularly non-investment-grade credits, by a wide margin amid a market environment in which investors were increasingly comfortable with assuming risk.

The Portfolio's performance was more in line with its comparable Lipper category of Insured Municipal Debt Funds, which had an average return of -.51% for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.) Relative to the Lipper group, the Portfolio's performance benefited from our emphasis on securities offering an above-average current yield as well as from our relatively defensive posture, which served to protect net asset value against the risk of rising interest rates. In addition, an emphasis on 20-year securities helped performance, as that represented one of the strongest-performing segments of the yield curve during the past 12 months.


What changes were made to the Portfolio during the period?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. In our view, tax-exempt California bonds provided one such investment opportunity, as budget problems depressed the state's municipal bond prices. Although California's financial situation improved toward the end of the period, we still believe that insured California bonds are attractively priced on a relative basis and that they may continue to perform well in the near future.

In addition, we began to shift our focus further out on the municipal yield curve during the period. As the curve steepened significantly between 15 years - 30 years - indicating greater amounts of income available to investors in longer bonds - we sought to take advantage of the situation by investing in bonds with slightly longer maturities. In particular, we emphasized bonds with maturities between 23 years - 26 years, an area of the yield curve we thought offered particular value. At the same time, we de-emphasized shorter bonds, which we believed would encounter more challenging performance ahead.


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio was fully invested and, in anticipation of higher interest rates, defensively positioned. We continue to emphasize competitive yield and preservation of the Portfolio's net asset value. While we have begun efforts to restructure the Portfolio with bonds offering slightly longer maturity dates, those securities added in recent months have tended to be premium-coupon bonds with defensive characteristics. Such a defensive posture has enabled the Fund to increase its yield-generation potential while helping insulate it from the volatility expected to accompany a rising-interest-rate environment.


Robert A. DiMella
Vice President and Senior Portfolio Manager


June 14, 2004


NATIONAL PORTFOLIO

How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2004, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +2.62%, +2.10%, +2.05% and +2.88%, respectively. For the same period, the Portfolio's benchmark, the Lehman Brothers Municipal Bond Index, returned +.76%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 16 of this report to shareholders.) The Portfolio's comparable Lipper category of General Municipal Debt Funds had an average return of +.32% for the same 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



A Discussion With Your Portfolio Managers (concluded)


The Portfolio's performance during the period benefited from its emphasis on securities offering higher-than-average current yields. At the end of the period, the Portfolio maintained an average coupon of 6.35%, well above the level of current general market bonds trading at par value. In addition, Portfolio performance benefited from our relatively defensive positioning. By keeping the Portfolio's duration - its sensitivity to changes in interest rates - lower than that of similar funds, the Portfolio was less negatively influenced by rising rates, which lower the prices of outstanding bonds.


What changes were made to the Portfolio during the period?

We adjusted the Portfolio's credit quality, especially in the final three months of the period, by increasing our emphasis on lower-rated credits. Working closely with our Municipal Research Group, we identified selected value opportunities in certain lower-rated sectors of the market, while still remaining within the credit standards outlined in the Portfolio's prospectus. In addition to providing the Portfolio with additional yield, these lower-rated securities tend to have lower durations and, therefore, are not as vulnerable to further increases in interest rates. Despite these moves, the Portfolio still maintained a high degree of credit quality as of the end of June 2004, with approximately 45% of net assets invested in AAA-rated securities. The Fund's stake in below-investment-grade credits stood at about 19% of total assets.

Toward the end of the period, bond yields rose significantly in advance of an expected hike in short-term interest rates by the Federal Reserve Board. As tax-exempt yields surpassed 5%, we began to purchase some longer-maturity discount bonds to temporarily take advantage of attractive yields (and correspondingly low prices). These purchases represented only a small percentage of the Portfolio's overall assets. We also kept a careful eye on movements in the municipal marketplace, intending to sell some of these positions if bond prices were to rise.


How would you characterize the Portfolio's position at the close of the period?

Despite our recent purchase of more aggressively structured securities, the Portfolio remains defensively positioned. We are looking for a more sustained rise in interest rates before committing to a more aggressive portfolio structure. At period-end, the Portfolio was nearly fully invested, maintaining only a small cash reserve of less than 1% of total assets to meet cash-flow needs. Finally, we will continue to monitor credit spreads, which have been tightening during the past year as investors have assumed a greater degree of risk. If that tightening continues, we may look to reduce exposure to some of the Portfolio's higher-yielding, lower-rated securities.


Walter C. O'Connor
Vice President and Senior Portfolio Manager


June 12, 2004



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, performance would have been lower.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Performance Data (continued)

Recent Performance Results*
                                                                                          10-Year/
                                                        6-Month         12-Month      Since Inception     Standardized
As of June 30, 2004                                   Total Return    Total Return      Total Return      30-day Yield
Limited Maturity Portfolio Class A Shares**               +0.01%          +0.50%           +41.67%             1.31%
Limited Maturity Portfolio Class B Shares**               -0.11           +0.24            +38.97              1.07
Limited Maturity Portfolio Class C Shares**               -0.02           +0.23            +37.39              1.08
Limited Maturity Portfolio Class I Shares**               +0.06           +0.59            +44.03              1.41
Insured Portfolio Class A Shares**                        -0.84           +0.10            +73.51              4.25
Insured Portfolio Class B Shares**                        -1.22           -0.53            +63.53              3.92
Insured Portfolio Class C Shares**                        -1.24           -0.58            +64.18              3.88
Insured Portfolio Class I Shares**                        -0.72           +0.35            +76.38              4.49
National Portfolio Class A Shares**                       +0.24           +2.62            +79.01              4.23
National Portfolio Class B Shares**                       -0.01           +2.10            +69.30              3.91
National Portfolio Class C Shares**                       -0.04           +2.05            +69.63              3.85
National Portfolio Class I Shares**                       +0.36           +2.88            +82.41              4.47
Lehman Brothers 3-Year General Obligation Bond Index++    -0.22           +0.62        +60.44/+59.19            --
Lehman Brothers Municipal Bond Index++++                  -0.68           +0.76        +86.60/+88.67            --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

**The Fund's 10-year/since inception periods are 10 years for Class
B & Class I Shares and from 10/21/94 for Class A & Class C Shares.

++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.
Ten-year/since inception total returns are for 10 years and from 10/31/94.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Ten-year/since inception total returns are for 10 years and from 10/31/94.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Performance Data (continued)
Limited Maturity Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in Limited Maturity Portfolio++ Class A and Class C Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


Limited Maturity Portfolio++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,900.00
June 1995                       $10,269.00
June 1996                       $10,633.00
June 1997                       $11,101.00
June 1998                       $11,562.00
June 1999                       $11,941.00
June 2000                       $12,321.00
June 2001                       $13,057.00
June 2002                       $13,579.00
June 2003                       $13,956.00
June 2004                       $14,025.00


Limited Maturity Portfolio++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $10,352.00
June 1996                       $10,659.00
June 1997                       $11,097.00
June 1998                       $11,527.00
June 1999                       $11,861.00
June 2000                       $12,206.00
June 2001                       $12,889.00
June 2002                       $13,371.00
June 2003                       $13,707.00
June 2004                       $13,739.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,003.00
June 1996                       $11,734.00
June 1997                       $12,702.00
June 1998                       $13,802.00
June 1999                       $14,183.00
June 2000                       $14,645.00
June 2001                       $16,106.00
June 2002                       $17,220.00
June 2003                       $18,725.00
June 2004                       $18,867.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $10,525.00
June 1996                       $11,069.00
June 1997                       $11,656.00
June 1998                       $12,281.00
June 1999                       $12,733.00
June 2000                       $13,199.00
June 2001                       $14,210.00
June 2002                       $15,074.00
June 2003                       $15,821.00
June 2004                       $15,919.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Limited Maturity Portfolio invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.

++++++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.
The starting date for the Index is from 10/31/94.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                   +0.50%           -0.51%
Five Years Ended 6/30/04                 +3.27            +3.06
Inception (10/21/94)
through 6/30/04                          +3.66            +3.55

*Maximum sales charge is 1%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/04                   +0.23%           -0.75%
Five Years Ended 6/30/04                 +2.98            +2.98
Inception (10/21/94)
through 6/30/04                          +3.33            +3.33

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Performance Data (continued)
Limited Maturity Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in Limited Maturity Portfolio++ Class B and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


Limited Maturity Portfolio++
Class B Shares*

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,414.00
June 1996                       $10,766.00
June 1997                       $11,210.00
June 1998                       $11,646.00
June 1999                       $11,996.00
June 2000                       $12,346.00
June 2001                       $13,050.00
June 2002                       $13,524.00
June 2003                       $13,864.00
June 2004                       $13,897.00


Limited Maturity Portfolio++
Class I Shares*

Date                              Value

June 1994                       $ 9,900.00
June 1995                       $10,348.00
June 1996                       $10,736.00
June 1997                       $11,208.00
June 1998                       $11,686.00
June 1999                       $12,080.00
June 2000                       $12,477.00
June 2001                       $13,236.00
June 2002                       $13,780.00
June 2003                       $14,175.00
June 2004                       $14,259.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,882.00
June 1996                       $11,605.00
June 1997                       $12,563.00
June 1998                       $13,650.00
June 1999                       $14,027.00
June 2000                       $14,483.00
June 2001                       $15,929.00
June 2002                       $17,030.00
June 2003                       $18,519.00
June 2004                       $18,660.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,607.00
June 1996                       $11,156.00
June 1997                       $11,747.00
June 1998                       $12,378.00
June 1999                       $12,833.00
June 2000                       $13,302.00
June 2001                       $14,321.00
June 2002                       $15,192.00
June 2003                       $15,945.00
June 2004                       $16,044.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Limited Maturity Portfolio invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

++++++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/04                   +0.24%           -0.75%
Five Years Ended 6/30/04                 +2.99            +2.99
Ten Years Ended 6/30/04                  +3.35            +3.35

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                   +0.59%           -0.41%
Five Years Ended 6/30/04                 +3.37            +3.16
Ten Years Ended 6/30/04                  +3.72            +3.61

*Maximum sales charge is 1%.

**Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Performance Data (continued)
Insured Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in Insured Portfolio++ Class A and Class C Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Insured Portfolio++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,600.00
June 1995                       $10,487.00
June 1996                       $11,038.00
June 1997                       $11,861.00
June 1998                       $12,767.00
June 1999                       $12,950.00
June 2000                       $13,071.00
June 2001                       $14,345.00
June 2002                       $15,299.00
June 2003                       $16,639.00
June 2004                       $16,657.00


Insured Portfolio++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $10,883.00
June 1996                       $11,390.00
June 1997                       $12,171.00
June 1998                       $13,029.00
June 1999                       $13,125.00
June 2000                       $13,190.00
June 2001                       $14,378.00
June 2002                       $15,268.00
June 2003                       $16,514.00
June 2004                       $16,418.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,003.00
June 1996                       $11,734.00
June 1997                       $12,702.00
June 1998                       $13,802.00
June 1999                       $14,183.00
June 2000                       $14,645.00
June 2001                       $16,106.00
June 2002                       $17,220.00
June 2003                       $18,725.00
June 2004                       $18,867.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Insured Portfolio invests primarily in long-term, investment grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.

Past performance is not predictive of future results.


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                   +0.10%           -3.90%
Five Years Ended 6/30/04                 +5.16            +4.31
Inception (10/21/94)
through 6/30/04                          +5.85            +5.41

*Maximum sales charge is 4%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/04                   -0.58%           -1.53%
Five Years Ended 6/30/04                 +4.58            +4.58
Inception (10/21/94)
through 6/30/04                          +5.25            +5.25

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Performance Data (continued)
Insured Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in Insured Portfolio++ Class B and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Insured Portfolio++
Class B Shares*

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,791.00
June 1996                       $11,299.00
June 1997                       $12,065.00
June 1998                       $12,938.00
June 1999                       $13,040.00
June 2000                       $13,112.00
June 2001                       $14,299.00
June 2002                       $15,192.00
June 2003                       $16,440.00
June 2004                       $16,353.00


Insured Portfolio++
Class I Shares*

Date                              Value

June 1994                       $ 9,600.00
June 1995                       $10,425.00
June 1996                       $11,000.00
June 1997                       $11,850.00
June 1998                       $12,803.00
June 1999                       $13,003.00
June 2000                       $13,156.00
June 2001                       $14,475.00
June 2002                       $15,496.00
June 2003                       $16,872.00
June 2004                       $16,932.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,882.00
June 1996                       $11,605.00
June 1997                       $12,563.00
June 1998                       $13,650.00
June 1999                       $14,027.00
June 2000                       $14,483.00
June 2001                       $15,929.00
June 2002                       $17,030.00
June 2003                       $18,519.00
June 2004                       $18,660.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The Insured Portfolio invests primarily in long-term, investment grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/04                   -0.53%           -4.34%
Five Years Ended 6/30/04                 +4.63            +4.30
Ten Years Ended 6/30/04                  +5.04            +5.04

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                   +0.35%           -3.66%
Five Years Ended 6/30/04                 +5.42            +4.57
Ten Years Ended 6/30/04                  +5.84            +5.41

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Performance Data (continued)
National Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in National Portfolio++ Class A and Class C Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


National Portfolio++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,600.00
June 1995                       $10,404.00
June 1996                       $11,102.00
June 1997                       $12,053.00
June 1998                       $13,016.00
June 1999                       $13,150.00
June 2000                       $13,202.00
June 2001                       $14,530.00
June 2002                       $15,508.00
June 2003                       $16,746.00
June 2004                       $17,185.00


National Portfolio++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $10,797.00
June 1996                       $11,446.00
June 1997                       $12,358.00
June 1998                       $13,284.00
June 1999                       $13,346.00
June 2000                       $13,325.00
June 2001                       $14,570.00
June 2002                       $15,465.00
June 2003                       $16,622.00
June 2004                       $16,963.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,003.00
June 1996                       $11,734.00
June 1997                       $12,702.00
June 1998                       $13,802.00
June 1999                       $14,183.00
June 2000                       $14,645.00
June 2001                       $16,106.00
June 2002                       $17,220.00
June 2003                       $18,725.00
June 2004                       $17,185.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The National Portfolio invests primarily in long-term municipal bonds rated in any rating category.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                   +2.62%           -1.48%
Five Years Ended 6/30/04                 +5.50            +4.64
Inception (10/21/94)
through 6/30/04                          +6.19            +5.75

*Maximum sales charge is 4%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/04                   +2.05%           +1.08%
Five Years Ended 6/30/04                 +4.91            +4.91
Inception (10/21/94)
through 6/30/04                          +5.60            +5.60

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Performance Data (concluded)
National Portfolio


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B & Class I Shares

A line graph illustrating the growth of a $10,000 investment in National Portfolio++ Class B and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


National Portfolio++
Class B Shares*

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,728.00
June 1996                       $11,390.00
June 1997                       $12,292.00
June 1998                       $13,220.00
June 1999                       $13,287.00
June 2000                       $13,272.00
June 2001                       $14,534.00
June 2002                       $15,434.00
June 2003                       $16,581.00
June 2004                       $16,930.00


National Portfolio++
Class I Shares*

Date                              Value

June 1994                       $ 9,600.00
June 1995                       $10,358.00
June 1996                       $11,081.00
June 1997                       $12,061.00
June 1998                       $13,069.00
June 1999                       $13,236.00
June 2000                       $13,308.00
June 2001                       $14,684.00
June 2002                       $15,712.00
June 2003                       $17,021.00
June 2004                       $17,511.00


Lehman Brothers Municipal Bond Index++++

Date                              Value

June 1994                       $10,000.00
June 1995                       $10,882.00
June 1996                       $11,605.00
June 1997                       $12,563.00
June 1998                       $13,650.00
June 1999                       $14,027.00
June 2000                       $14,483.00
June 2001                       $15,929.00
June 2002                       $17,030.00
June 2003                       $18,519.00
June 2004                       $18,660.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++The National Portfolio invests primarily in long-term municipal bonds rated in any rating category.

++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/04                   +2.10%           -1.80%
Five Years Ended 6/30/04                 +4.96            +4.63
Ten Years Ended 6/30/04                  +5.41            +5.41

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                   +2.88%           -1.24%
Five Years Ended 6/30/04                 +5.76            +4.90
Ten Years Ended 6/30/04                  +6.20            +5.76

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments                                                    Limited Maturity Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Alabama--0.4%   AAA      Aaa     $ 2,400   Birmingham, Alabama, GO, Refunding and Improvement, Series B,
                                           4% due 12/01/2004 (c)                                                $     2,426

Arizona--4.7%   AAA      Aaa       4,000   Arizona State University, COP, Refunding, VRDN, 4% due
                                           7/01/2006 (b)(d)                                                           4,140
                AAA      Aaa       3,000   Arizona Water Infrastructure Finance Authority, Water Quality
                                           Revenue Refunding Bonds, Series A, 2% due 10/01/2006                       2,984
                AA-      A1        4,000   Central Arizona, Water Conservation District, Contract Revenue
                                           Refunding Bonds (Central Arizona Project), Series A, 5.40% due
                                           11/01/2005                                                                 4,189
                                           Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding (Arizona Public Service Company), VRDN (b):
                BBB      A3        3,500      Series D, 1.75% due 3/01/2005                                           3,493
                BBB      A3        4,000      Series E, 1.75% due 3/01/2005                                           3,992
                BBB      Baa1      2,500      VRDN, Series C, 1.95% due 3/01/2005 (b)                                 2,499
                AA       Aaa       8,640   Phoenix, Arizona, Civic Improvement Corporation, Water System
                                           Revenue Bonds, Junior Lien, 5.90% due 7/01/2006 (a)                        9,272
                                           Salt River Project, Arizona, Agriculture Improvement and Power
                                           District, Electric System Revenue Refunding Bonds (Salt River
                                           Project), Series B:
                AA       Aa2         890      7% due 1/01/2005                                                          915
                AAA      Aa2       1,455      7% due 1/01/2005 (g)                                                    1,495

Arkansas--0.2%  AAA      Aaa       1,500   Little Rock, Arkansas, GO, Refunding (Capital Improvement), 4%
                                           due 4/01/2006 (e)                                                          1,545

California--    BBB      Baa2      3,165   California Pollution Control Financing Authority, PCR (Southern
2.8%                                       California Edison Company), VRDN, Series B, 2% due 3/08/2005 (b)           3,126
                BBB+     NR*       2,250   California Pollution Control Financing Authority, Solid Waste
                                           Disposal Revenue Bonds (Republic Services Inc. Project), AMT,
                                           VRDN, 2% due 12/01/2004 (b)                                                2,248
                A        A3       10,000   California Statewide Communities Development Authority Revenue
                                           Bonds (Kaiser Permanente), VRDN, Series C, 3.70% due 6/01/2005 (b)        10,123
                AAA      Aaa       3,750   Natomas, California, Unified School District, COP (Natomas High
                                           School Project), VRDN, 2.50% due 2/01/2005 (b)(c)                          3,757

Colorado--1.3%                             Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                           AMT, Series A:
                AAA      Aaa       3,175      5.50% due 11/15/2004 (c)                                                3,222
                AAA      Aaa       5,000      VRDN, 5.25% due 11/15/2006 (b)(f)                                       5,308

Connecticut--                              Connecticut State, GO, Refunding:
1.5%            AA       Aa3       2,700      Series C, 4% due 12/15/2005                                             2,783
                AAA      Aaa       5,000      Series D, 5% due 8/01/2005 (e)                                          5,179
                AAA      Aaa       2,630   Waterbury, Connecticut, GO, Refunding, 4% due 2/01/2005 (h)                2,667

Delaware--0.6%  AAA      Aaa       4,125   Delaware State, GO, Series A, 5% due 1/01/2006                             4,307

Florida--2.1%   AA+      Aa2       1,000   Florida State Board of Education, Capital Outlay, GO (Public
                                           Education), Series B, 5.625% due 6/01/2005                                 1,037
                AAA      Aaa       2,500   Florida State Board of Education, Lottery Revenue Bonds,
                                           Series B, 5.25% due 7/01/2005 (f)                                          2,591
                AAA      Aaa         400   Hillsborough County, Florida, Aviation Authority Revenue Refunding
                                           Bonds (Tampa International Airport), AMT, Series A, 5% due
                                           10/01/2005 (c)                                                               415
                AAA      Aaa       9,685   Orlando, Florida, Greater Orlando Aviation Authority, Airport
                                           Facilities Revenue Refunding Bonds, Series C, 5% due 10/01/2004 (d)        9,772
                AAA      Aaa         500   Tallahassee, Florida, Energy System Revenue Bonds, Series B, 4%
                                           due 10/01/2004 (e)                                                           503


Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
CARS     Complementary Auction Rate Securities
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Boards
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Georgia--2.8%   NR*      Aa2     $ 5,000   Coweta County, Georgia, School District, GO, Sales Tax, 4.50%
                                           due 8/01/2005                                                        $     5,151
                A+       Aa3       2,050   Dalton, Georgia, Building Authority Revenue Bonds, 5% due 7/01/2004        2,050
                AAA      Aaa       2,550   Georgia State, GO, Refunding, Series A, 6.25% due 3/01/2006                2,721
                AAA      Aaa       4,360   Georgia State, GO, Series B, 4.50% due 5/01/2006                           4,546
                                           Gwinnett County, Georgia, School District, GO, Refunding:
                AA+      Aaa       4,000      4% due 2/01/2005                                                        4,060
                AA+      Aaa       1,000      4.50% due 2/01/2006                                                     1,038

Hawaii--0.5%    AAA      Aa3       3,505   Hawaii State Highway Revenue Refunding Bonds, 3% due 7/01/2005 (e)         3,551

Illinois--3.0%  AAA      Aaa      17,000   Illinois Development Finance Authority, PCR, Refunding (Commonwealth
                                           Edison Company Project), Series A, 4.40% due 12/01/2006 (c)               17,713
                                           University of Illinois, COP (Utility Infrastructure Projects),
                                           Refunding (c):
                AAA      Aaa       1,065      4% due 8/15/2005                                                        1,092
                AAA      Aaa       2,000      5% due 8/15/2006                                                        2,112

Indiana--0.6%   BBB+     Baa1      4,300   Indiana State Development Finance Authority, PCR, Refunding
                                           (Southern Indiana Gas & Electric), VRDN, AMT, Series C, 5% due
                                           3/01/2006 (b)                                                              4,433

Iowa--1.8%                                 Ankeny, Iowa, GO, BAN:
                NR*      MIG1++    6,920      Series C, 1.50% due 6/01/2005                                           6,931
                NR*      MIG1++    5,775      Series D, 2% due 12/01/2005                                             5,781

Kansas--3.4%    AAA      Aaa       3,275   Johnson County, Kansas, Community College District, GO, 4% due
                                           8/01/2006                                                                  3,399
                SP1+     MIG1++   20,228   Unified Government of Wyandotte Coounty and Kansas City, Kansas,
                                           GO (Municipal Temporary Notes), Series I, 1.35% due 4/01/2005             20,173

Kentucky--0.8%  NR*      MIG1++    5,500   Newport, Kentucky, GO, BAN, 2.41% due 12/01/2004                           5,512

Louisiana--0.6% AAA      Aaa       4,000   Orleans Parish, Louisiana, School Board, GO, 7.50% due 9/01/2005 (a)(f)    4,266

Maryland--1.3%  A        A3        1,050   Maryland State Health and Higher Educational Facilities Authority
                                           Revenue Refunding Bonds (Lifebridge Health), Series A, 4% due 7/01/2006    1,081
                AAA      Aaa       7,730   Montgomery County, Maryland, GO (Consolidated Public Improvement)
                                           Series A, 5% due 4/01/2006                                                 8,120

Massachusetts-- AAA      Aa2       2,000   Massachusetts Bay Transportation Authority, Sales Tax Revenue
4.9%                                       Refunding Bonds, Senior Series C, 6% due 7/01/2006                         2,148
                A-1+     Baa2      3,000   Massachusetts State Development Finance Agency, IDR (The Mead
                                           Corporation Project), VRDN, AMT, Series A, 2.25% due 11/01/2004 (b)        3,000
                                           Massachusetts State, GO (Consolidated Loan) (a):
                AAA      Aaa       4,700      Series A, 5.25% due 1/01/2006 (d)                                       4,966
                AAA      Aaa       7,725      Series B, 5.75% due 6/01/2006 (f)                                       8,317
                AA       Aa2      15,070   New England Education Loan Marketing Corporation, Massachusetts,
                                           Student Loan Revenue Refunding Bonds, AMT, Series A, 5.70% due
                                           7/01/2005                                                                 15,665

Michigan--4.5%  AAA      Aaa       5,000   Detroit, Michigan, Economic Development Corporation, Resource
                                           Recovery Revenue Refunding Bonds, AMT, Series A, 3.80% due
                                           5/01/2005 (c)                                                              5,088
                AAA      Aaa      25,750   Huron Valley, Michigan, School District, GO, 6.486%** due
                                           5/01/2006 (a)(f)                                                           9,081
                                           Michigan Municipal Bond Authority Revenue Bonds:
                AA+      Aa1       1,000      (Local Government Loan Program), Series C, 4% due 5/01/2006             1,032
                AA+      Aaa       6,890      (Pooled Project), Series B, 5.625% due 4/01/2006 (a)                    7,437
                                           Michigan State Building Authority Revenue Refunding Bonds
                                           (Facilities Program):
                AA       Aa2       1,500      Series I, 5% due 10/15/2005                                             1,561
                AA       Aa2       3,000      Series III, 5% due 10/15/2004                                           3,032
                                           Michigan State Hospital Finance Authority, Revenue Refunding
                                           Bonds (Oakwood Obligated Group):
                A        A2        2,000      5% due 11/01/2005                                                       2,066
                A        A2        2,000      5% due 11/01/2006                                                       2,086

Minnesota--     NR*      NR*       7,915   Minneapolis, Minnesota, Revenue Bonds (Minneapolis Soceity of
2.0%                                       Fine Arts), VRDN, 1.38% due 10/14/2015 (b)                                 7,910
                AA+      Aa1       6,000   Minnesota State Housing Finance Agency Revenue Bonds (Residential
                                           Housing Finance), VRDN, Series D, 1.40% due 7/21/2005 (b)                  5,983


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Missouri--1.2%  AAA      Aaa     $ 3,980   Kansas City, Missouri, Passenger Facility Charge Revenue Bonds,
                                           AMT, 5% due 4/01/2007 (c)                                            $     4,195
                NR*      Aaa       4,000   Kansas City, Missouri, School District, Building Revenue
                                           Refunding Bonds, Series A, 5% due 2/01/2006 (f)                            4,180

Nevada--1.7%    BBB-     Baa2     12,000   Clark County, Nevada, IDR (Southwest Gas Corporation Project),
                                           VRDN, AMT, Series D, 3.35% due 9/01/2004 (b)                              12,009

New Jersey--    SP1      MIG2++    4,680   Jersey City, New Jersey, GO, Refunding (Real Property Tax Appeal),
1.9%                                       Series A, 2.50% due 1/07/2005                                              4,694
                AAA      Aaa       3,000   New Jersey EDA, Market Transition Facility Revenue Refunding Bonds,
                                           Senior Lien, Series A, 5% due 7/01/2006 (d)                                3,164
                AAA      Aaa       5,000   New Jersey State Transit Corporation, COP, 6.50% due 4/01/2007 (a)(e)      5,571

New Mexico--    AA       Aa2       5,000   New Mexico State Severance Tax Refunding Bonds, Series A, 5% due
2.7%                                       7/01/2005                                                                  5,165
                AAA      Aaa       3,595   Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds,
                                           Series A, 6% due 5/15/2006 (a)(e)                                          3,847
                NR*      A2       10,000   San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds,
                                           Subordinate Series A, 2.50% due 8/15/2005                                 10,076

New York--      AA-      A3        5,000   Metropolitan Transportation Authority, New York, Service Contract
7.1%                                       Revenue Bonds, Series B, 5.25% due 7/01/2006                               5,283
                AA+      Aa2       8,000   New York City, New York, City Transitional Finance Authority
                                           Revenue Refunding Bonds, Future Tax Secured, Sub-Series D-1, 4%
                                           due 11/01/2006                                                             8,294
                A        A2        7,000   New York City, New York, GO, Refunding, Series G, 5% due 8/01/2005         7,237
                A        A2        5,135   New York City, New York, GO, Series H, 4.50% due 8/01/2004                 5,149
                SP1+     MIG1++   16,000   New York State Thruway Authority, General Revenue Bonds, BAN, VRDN,
                                           Series A, 2.25% due 10/06/2005 (b)                                        16,085
                                           Suffolk County, New York, IDA, Southwest Sewer System Revenue
                                           Refunding Bonds (h):
                AAA      Aaa       3,000      4% due 2/01/2005                                                        3,044
                AAA      Aaa       4,000      4% due 2/01/2006                                                        4,111

North           AAA      Aa1       5,000   North Carolina State, Public School Building, GO, 4.60% due
Carolina--0.7%                             4/01/2006                                                                  5,216

Ohio--4.4%      AAA      Aaa       3,250   Gateway Economic Development Corporation of Greater Cleveland,
                                           Ohio, Senior Lien Excise Tax Revenue Refunding Bonds, VRDN, AMT,
                                           5.125% due 9/01/2005 (b)(e)                                                3,372
                NR*      Aaa         375   Mason, Ohio, COP (Municipal Facilities Project), 3.50% due
                                           12/01/2004 (d)                                                               378
                BBB-     Baa1      4,000   Ohio State Air Quality, Development Authority, Revenue Refunding
                                           Bonds (Ohio Edison Project), VRDN, Series B, 2.25% due 6/01/2005 (b)       4,000
                AAA      Aaa       5,000   Ohio State Building Authority, Adult Correctional Facilities
                                           Revenue Bonds, 6% due 10/01/2004 (a)(d)                                    5,158
                                           Ohio State, Highway Capital Improvement, GO:
                AAA      Aa1       5,375      Series C, 4.75% due 5/01/2005                                           5,519
                AAA      Aa1       4,850      Series F, 5% due 5/01/2005                                              4,990
                BBB-     Baa2      7,000   Ohio State Water Development Authority, Pollution Control Facilities
                                           Revenue Refunding Bonds (Ohio Edison Company), VRDN, AMT, Series B,
                                           4.40% due 12/01/2005 (b)                                                   6,976

Oklahoma--4.2%  NR*      Aaa         630   Midwest City, Oklahoma, Municipal Authority, Capital Improvement
                                           Revenue Bonds, 4.55% due 6/01/2005 (e)(g)                                    644
                                           Oklahoma City, Oklahoma, Airport Trust Revenue Refunding Bonds,
                                           Junior Lien, AMT, 28th Series (d):
                AAA      Aaa       1,000      4% due 7/01/2004                                                        1,000
                AAA      Aaa       3,040      4% due 7/01/2005                                                        3,106
                AAA      NR*      21,656   Oklahoma County, Oklahoma, HFA, Single Family Revenue Bonds, VRDN,
                                           Series D, 1.155% due 1/02/2005 (b)                                        21,656
                A2       VMIG2     2,500   Oklahoma Development Finance Authority Revenue Bonds (Conoco Project),
                                           VRDN, AMT, Series B, 1.27% due 8/01/2037 (b)                               2,500

Oregon--1.9%    NR*      Aa2      10,770   Portland, Oregon, Limited Tax, GO, Refunding, VRDN, Series B, 3% due
                                           12/15/2004 (b)                                                            10,855
                AA+      Aa3       2,385   Tri-County, Oregon, Metropolitan Transportation District Revenue
                                           Bonds, Series A, 5.25% due 8/01/2005                                       2,476


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                        Limited Maturity Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Pennsylvania--  AAA      Aaa     $ 9,620   Allegheny County, Pennsylvania, Port Authority, Subordinate Lien
2.5%                                       Special Revenue Transportation Bonds, 5.375% due 6/01/2006 (d)       $    10,198
                NR*      MIG1++    3,000   Midway Sewerage Authority, Pennsylvania, Revenue Notes, 2% due
                                           12/01/2005                                                                 2,997
                AAA      Aaa       1,500   Pennsylvania Inter-Governmental Cooperative Authority, Special
                                           Tax Revenue (Philadelphia Funding Program), 6.75% due
                                           6/15/2005 (a)(f)                                                           1,573
                AAA      Aaa       2,750   Pennsylvania State, GO, Refunding, 5.125% due 9/15/2006 (c)                2,922

Rhode Island--  A1+      MIG1++    2,500   Rhode Island Housing and Mortgage Finance Corporation, Homeowner
1.9%                                       Opportunity Revenue Bonds, AMT, Series 41-C, 3.375% due 11/01/2005         2,546
                A+       Aa3      10,000   Rhode Island State Economic Development Corporation, Grant
                                           Anticipation Bonds (Rhode Island Department of Transportation),
                                           5% due 6/15/2006                                                          10,519

South Carolina  AAA      Aaa         500   South Carolina State Highway, GO, Series B, 5.25% due 4/01/2005              514
--0.1%

Tennessee--     NR*      Aaa       3,815   Hamilton County, Tennessee, GO, Refunding, 4% due 10/01/2005 (f)           3,921
2.9%            AAA      Aaa      15,890   The Tennergy Corporation, Tennessee, Gas Revenue Bonds, 5% due
                                           6/01/2005 (d)                                                             16,383

Texas--11.0%    AAA      Aaa       3,310   Corpus Christi, Texas, GO (General Improvement), Refunding, Series A,
                                           5% due 3/01/2006 (e)                                                       3,463
                AAA      Aaa       1,000   El Paso, Texas, Airport Revenue Refunding Bonds (El Paso
                                           International Airport), AMT, 4% due 8/15/2005 (e)                          1,023
                NR*      Aa1       8,180   Gulf Coast Waste Disposal Authority, Texas, PCR (Amoco Oil Company
                                           Project), VRDN, 2% due 10/01/2006 (b)                                      8,083
                AAA      Aaa       3,870   Harris County, Texas, Toll Road Revenue Bonds, Senior Lien, Series A,
                                           6.25% due 8/15/2004 (a)(d)                                                 3,971
                AA       Aa3       5,250   Houston, Texas, Independent School District, GO (Public Property
                                           Finance Contractual Obligations), 3% due 7/15/2005                         5,320
                AAA      Aaa       2,750   Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                           Junior Lien, Series A, 6.2% due 12/01/2005 (a)(d)                          2,917
                A        A1        1,000   Lower Colorado River Authority, Texas, Revenue Refunding Bonds, 5%
                                           due 5/15/2005                                                              1,029
                A        A2        2,750   Lower Colorado River Authority, Texas, Transmission Contract Revenue
                                           Refunding Bonds (LCRA Transmission Services Corp. Project), Series C),
                                           5% due 5/15/2005                                                           2,830
                                           Matagorda County, Texas, Navigation District No. 1, PCR, Refunding
                                           (Central Power and Light Company Project), VRDN (b):
                BBB      Baa2      5,000      AMT, Series B, 2.35% due 11/01/2004                                     4,996
                BBB      Baa2      5,000      Series A, 2.15% due 11/01/2004                                          4,998
                AA+      Aa1       4,000   Texas A & M University, Financing System Revenue Refunding Bonds,
                                           4.65% due 5/15/2006                                                        4,177
                AAA      Aaa      10,025   Texas Public Finance Authority, Capital Appreciation Building
                                           Revenue Refunding Bonds, 2.45%** due 8/01/2006 (d)(g)                      9,552
                AA       Aa1       5,750   Texas State, Texas Public Finance Authority, GO, Refunding, Series B,
                                           6% due 10/01/2004                                                          5,816
                AAA      Aaa       3,000   Trinity River Authority, Texas, Regional Wastewater System Revenue
                                           Refunding Bonds, 5% due 8/01/2004 (d)                                      3,009
                AAA      Aaa       4,950   University of Houston, Texas, University Revenue Refunding Bonds,
                                           Series B, 5% due 2/15/2005 (e)                                             5,058
                A1       VMIG1++  10,000   Weatherford, Texas, Independent School District, GO, VRDN, Series A,
                                           2.50% due 8/01/2005 (b)                                                   10,007

Utah--0.5%      AAA      Aaa       3,200   Utah State, GO, Refunding, Series A, 5% due 7/01/2004                      3,200

Virginia--3.4%  BBB      NR*       7,000   Amelia County, Virginia, IDA, Solid Waste Disposal Revenue Refunding
                                           Bonds (Waste Management Project), VRDN, AMT, 4.90% due 4/01/2005 (b)       7,116
                AA       Aa2       1,500   Chesapeake, Virginia, GO (Public Improvement), Refunding, 5% due
                                           5/01/2006                                                                  1,577
                AAA      Aaa       4,000   Fairfax County, Virginia, GO (Public Improvements), Refunding,
                                           Series A, 5% due 4/01/2006                                                 4,200
                BBB+     A3        6,875   Louisa, Virginia, IDA, Solid Waste and Sewer Disposal Revenue Bonds
                                           (Virginia Electric and Power Company Project), VRDN, AMT, Series A,
                                           3.15% due 4/01/2007 (b)                                                    6,625
                AA+      Aa1       3,900   Virginia State Public School Authority, School Financing, GO,
                                           Series B, 4% due 8/01/2005                                                 3,997


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (concluded)                                        Limited Maturity Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Washington--    AA+      Aa1     $ 3,345   King County, Washington, GO, Refunding, 5% due 12/01/2005            $     3,491
3.9%                                       Seattle, Washington, GO, Refunding and Improvement:
                AAA      Aa1       5,000      4% due 8/01/2005                                                        5,124
                AAA      Aa1       3,455      4% due 8/01/2006                                                        3,580
                AAA      Aaa       2,180   Seattle, Washington, GO, Refunding, Series A, 5.25% due 3/01/2005          2,235
                AA       Aa1       7,195   Washington State, GO, Series B and AT-7, 6.10% due 6/01/2006               7,710
                AAA      Aaa       5,000   Washington State Public Power Supply System, Revenue Refunding
                                           Bonds (Nuclear Project Number 1), Series A, 6% due 7/01/2005 (c)           5,213

Wisconsin--     SP1+     NR*       7,500   Racine, Wisconsin, Waterworks System, BAN, 2.125% due 9/01/2005            7,506
2.8%            AA-      Aa3      11,795   Wisconsin State, GO, Series C, 4% due 5/01/2006                           12,175

Puerto Rico--   A-       Baa1        900   Puerto Rico Commonwealth, GO, Refunding, 5.30% due 7/01/2004                 900
2.9%                                       Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Highway Revenue Refunding Bonds, Series AA:
                A        Baa1     13,505      5% due 7/01/2005                                                       13,949
                A        Baa1      5,000      5% due 7/01/2006                                                        5,262

                                           Total Municipal Bonds (Cost--$679,592)--97.5%                            678,722


                                  Shares
                                    Held   Short-Term Securities
                                  16,814   Merrill Lynch Institutional Tax-Exempt Fund (i)                           16,814

                                           Total Short-Term Securities (Cost--$16,814)--2.4%                         16,814

                Total Investments (Cost--$696,406)--99.9%                                                           695,536
                Other Assets Less Liabilities--0.1%                                                                     439
                                                                                                                -----------
                Net Assets--100.0%                                                                              $   695,975
                                                                                                                ===========

(a)Prerefunded.

(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2004.

(c)AMBAC Insured.

(d)MBIA Insured.

(e)FSA Insured.

(f)FGIC Insured.

(g)Escrowed to maturity.

(h)XL Capital Insured.

(i)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                          (44,600)         $394


*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

++Highest short-term rating issued by Moody's Investors Service, Inc.

+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments                                                             Insured Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings++  Ratings++   Amount  Municipal Bonds                                                          Value
Alabama--2.2%                              Alabama Water Pollution Control Authority Revenue Bonds (b):
                AAA      Aaa     $ 3,020      5.75% due 8/15/2018                                               $     3,299
                AAA      Aaa       1,585      Revolving Fund Loan, Series A, 6.75% due 8/15/2005 (a)                  1,674
                AAA      Aaa      10,000   Lauderdale County and Florence, Alabama, Health Care Authority,
                                           Revenue Refunding Bonds (Coffee Health Group), Series A, 6% due
                                           7/01/2029 (e)                                                             10,732
                AAA      Aaa       7,000   University of Alabama, University Revenue Bonds (Birmingham), 6%
                                           due 10/01/2020 (g)                                                         7,689

Arkansas--0.6%  NR*      Aaa       6,060   University of Arkansas, University Revenue Bonds (Various Facility,
                                           Fayetteville Campus), 5.50% due 12/01/2021 (g)                             6,468

California--    AAA      Aaa      13,000   California Infrastructure and Economic Development Bank Revenue
22.0%                                      Bonds (Bay Area Toll Bridges), 1st Lien, Series A, 5.25% due
                                           7/01/2021 (i)                                                             13,569
                AAA      Aaa      27,250   California Pollution Control Financing Authority, PCR, Refunding
                                           (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (e)         28,627
                AAA      Aaa       2,075   California State Department of Veteran Affairs, Home Purpose
                                           Revenue Refunding Bonds, Series A, 5.35% due 12/01/2027 (b)                2,117
                                           California State, Department of Water Resources, Power Supply
                                           Revenue Bonds, Series A:
                AAA      Aaa      12,000      5.375% due 5/01/2017 (f)                                               12,866
                AAA      Aaa      10,250      5.375% due 5/01/2021 (e)                                               10,760
                AAA      Aaa       6,385      5.375% due 5/01/2022 (e)                                                6,675
                AAA      Aaa       9,445   California Statewide Communities Development Authority, Water
                                           Revenue Bonds (Pooled Financing Program), Series C, 5.25% due
                                           10/01/2024 (i)                                                             9,667
                                           Carson, California, Redevelopment Agency, Tax Allocation Bonds
                                           (Redevelopment Project Area 1), Series B (e):
                AAA      Aaa       3,520      5.25% due 10/01/2021                                                    3,661
                AAA      Aaa       3,940      5.25% due 10/01/2022                                                    4,080
                AAA      Aaa       4,285   Centinela Valley, California, Union High School District, GO
                                           (Election of 2000), Series D, 5% due 8/01/2033 (c)(g)                      4,233
                AAA      Aaa      23,200   Golden State Tobacco Securitization Corporation of California,
                                           Tobacco Settlement Revenue Bonds, Series B, 5.375% due 6/01/2028 (g)      23,545
                                           Industry, California, Urban Development Agency, Tax Allocation
                                           Bonds, Series 1-B (e):
                AAA      Aaa       5,645      5% due 5/01/2020                                                        5,778
                AAA      Aaa       6,000      5% due 5/01/2021                                                        6,135
                AAA      Aaa       5,000   La Quinta, California, Financing Authority, Local Agency Revenue
                                           Bonds, Series A, 5.25% due 9/01/2024 (b)                                   5,126
                AAA      Aaa      26,085   Los Angeles, California, Community College District, GO, Series A,
                                           5.50% due 8/01/2019 (e)                                                   28,086
                AAA      Aaa       7,830   Los Angeles, California, Community Redevelopment Agency, Community
                                           Redevelopment Financing Authority Revenue Bonds (Bunker Hill Project),
                                           Series A, 5% due 12/01/2024 (i)                                            7,780
                AAA      Aaa       5,000   Los Angeles, California, GO, Series A, 5% due 9/01/2019 (e)                5,142
                                           Los Angeles, California, Unified School District, GO:
                AAA      Aaa      10,540      (Election of 1997), Series F, 5% due 7/01/2021 (g)                     10,754
                AAA      Aaa      13,690      (Election of 1997), Series F, 5% due 1/01/2028 (g)                     13,596
                AAA      Aaa       6,700      Series A, 5% due 1/01/2028 (e)                                          6,654
                AAA      Aaa       3,440   Palm Springs, California, Financing Authority, Lease Revenue
                                           Refunding Bonds (Convention Center Project), Series A, 5.50% due
                                           11/01/2035 (e)                                                             3,603
                AAA      Aaa      11,685   Rialto, California, Unified School District, GO, Series A, 6.24%**
                                           due 6/01/2025 (g)                                                          3,657
                AAA      Aaa       5,075   Sacramento, California, Unified School District, GO (Election of 1999),
                                           Series B, 5% due 7/01/2026 (g)                                             5,055
                AAA      Aaa       8,390   San Joanquin Hills, California, Transporation Corridor Agency, Toll
                                           Road Revenue Refunding Bonds, Series A, 5.28%** due 1/15/2024 (e)          2,851
                AAA      Aaa       2,000   University of California, Revenue Refunding Bonds, Series A, 5.125%
                                           due 5/15/2020 (b)                                                          2,074
                                           Walnut, California, Energy Center Authority Revenue Bonds,
                                           Series A (b):
                AAA      Aaa       5,180      5% due 1/01/2021                                                        5,266
                AAA      Aaa       2,810      5% due 1/01/2022                                                        2,844
                AAA      Aaa       5,660      5% due 1/01/2023                                                        5,698


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings++  Ratings++   Amount  Municipal Bonds                                                          Value
Colorado--5.5%  AAA      Aaa     $19,250   Aurora, Colorado, COP, 6% due 12/01/2025 (b)                         $    21,093
                NR*      Aaa      31,160   Denver, Colorado, City and County Airport Revenue Refunding
                                           Bonds, RIB, Series 153, 9.971% due 11/15/2025 (d)(e)                      34,272
                AAA      Aaa       4,000   Logan County, Colorado, Justice Center Finance Corporation,
                                           COP, 5.50% due 12/01/2020 (e)                                              4,268

Connecticut--   AAA      NR*       2,680   Connecticut State, HFA, Housing Mortgage Finance Revenue Bonds, AMT,
0.2%                                       Sub-Series B-2, 5.35% due 11/15/2032 (e)                                   2,710

Florida--2.2%   AAA      Aaa       5,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25%
                                           due 10/01/2026 (g)                                                         5,573
                NR*      Aaa      15,000   Escambia County, Florida, Health Facilities Authority, Health
                                           Facility Revenue Bonds (Florida Health Care Facility Loan),
                                           5.95% due 7/01/2020 (b)                                                   15,558
                AAA      Aaa       2,240   West Coast Regional Water Supply Authority, Florida, Capital
                                           Improvement Revenue Bonds, 10.40% due 10/01/2010 (a)(b)                    2,906

Georgia--4.0%                              Georgia Municipal Electric Authority, Power Revenue Bonds,
                                           Series Y (b):
                AAA      Aaa       8,510      6.40% due 1/01/2013                                                     9,836
                AAA      Aaa         490      6.40% due 1/01/2013 (c)                                                   572
                AAA      Aaa      20,000   Georgia Municipal Electric Authority, Power Revenue Refunding
                                           Bonds, Series EE, 7% due 1/01/2025 (b)                                    25,213
                AAA      Aaa       7,500   Gwinnett County, Georgia, Development Authority, COP (Gwinnett
                                           County Public Schools Project), 5.25% due 1/01/2025 (e)                    7,663

Illinois--3.6%                             Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                           3rd Lien, AMT, Series B-2:
                AAA      Aaa       3,200      5.75% due 1/01/2023 (i)                                                 3,390
                AAA      Aaa       9,215      5.75% due 1/01/2024 (i)                                                 9,733
                AAA      Aaa      17,690      6% due 1/01/2027 (e)                                                   18,988
                AAA      Aaa       6,800   Illinois State, GO, 5.75% due 5/01/2021 (e)                                7,248

Kansas--1.5%    AAA      Aaa      11,000   Kansas City, Kansas, Utility System Revenue Refunding and Improvement
                                           Bonds, 6.25% due 9/01/2014 (g)                                            11,304
                AAA      Aaa       5,145   Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health Center),
                                           5.50% due 8/15/2020 (i)                                                    5,462

Maryland--0.5%  AAA      Aaa       4,400   Maryland State Health and Higher Educational Facilities Authority
                                           Revenue Bonds (University of Maryland Medical System), Series B,
                                           7% due 7/01/2022 (g)                                                       5,491

Massachusetts-- AAA      Aaa       4,000   Massachusetts State HFA, Rental Housing Mortgage Revenue Bonds,
3.8%                                       AMT, Series C, 5.60% due 1/01/2045 (i)                                     4,061
                AAA      Aaa      10,000   Massachusetts State Health and Educational Facilities Authority
                                           Revenue Bonds (Beth Israel Deaconess Medical Center), INFLOS,
                                           Series G-4, 10.653% due 7/01/2025 (b)(d)                                  10,052
                                           Massachusetts State Special Obligation Dedicated Tax Revenue
                                           Bonds (g):
                AAA      Aaa       4,750      5.25% due 1/01/2025                                                     4,868
                AAA      Aaa      10,000      5.25% due 1/01/2026                                                    10,195
                AAA      Aaa      12,250      5.25% due 1/01/2027                                                    12,489

Michigan--2.7%  AAA      Aaa       4,910   Michigan State HDA, Rental Housing Revenue Refunding Bonds, Series B,
                                           6.15% due 10/01/2015 (e)                                                   5,063
                                           Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                           Bonds:
                AAA      Aaa      13,145      (Detroit Edison Company Project), AMT, Series A, 5.50% due
                                              6/01/2030 (f)                                                          13,396
                AAA      Aaa      10,000      (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (e)           10,641

Minnesota--     NR*      Aaa       5,860   Delano, Minnesota, Independent School District Number 879, GO,
1.4%                                       Series A, 5.875% due 2/01/2025 (i)                                         6,364
                                           Sauk Rapids, Minnesota, Independent School District Number 047, GO,
                                           Series A (e):
                NR*      Aaa       3,735      5.65% due 2/01/2020                                                     4,068
                NR*      Aaa       4,440      5.70% due 2/01/2021                                                     4,845

Mississippi--   AAA      Aaa       1,320   Harrison County, Mississippi, Wastewater Management District,
1.1%                                       Revenue Refunding Bonds (Wastewater Treatment Facilities), Series A,
                                           8.50% due 2/01/2013 (g)                                                    1,748
                NR*      Aaa      10,000   Mississippi Hospital Equipment and Facilities Authority Revenue
                                           Bonds (Forrest County General Hospital Project), 6% due 1/01/2030 (i)     10,681


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings++  Ratings++   Amount  Municipal Bonds                                                          Value
Missouri--2.2%                             Kansas City, Missouri, Airport Revenue Refunding and Improvement
                                           Bonds, Series A (e):
                AAA      Aaa     $12,990      5.50% due 9/01/2013                                               $    14,190
                AAA      Aaa       9,000      5.50% due 9/01/2014                                                     9,831

Nevada--5.2%    AAA      Aaa      10,000   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                           6.70% due 6/01/2022 (g)                                                   10,194
                AAA      Aaa      45,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                           Power Company), AMT, 6.65% due 6/01/2017 (e)                              47,108

New Jersey--    AAA      Aaa       6,810   Cape May County, New Jersey, Industrial Pollution Control Financing
6.4%                                       Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                           Project), Series A, 6.80% due 3/01/2021 (e)                                8,509
                                           Garden State Preservation Trust, New Jersey (I):
                AAA      Aa3       3,125      Open Space and Farmland Preservation Revenue Bonds, Series A,
                                              5.80% due 11/01/2021 (k)                                                3,298
                AAA      Aa3       8,310      Open Space and Farmland Preservation Revenue Bonds, Series A,
                                              5.80% due 11/01/2022 (k)                                                8,733
                AAA      Aa3       4,340      Open Space and Farmland Preservation Revenue Bonds, Series A,
                                              5.80% due 11/01/2023 (k)                                                4,538
                AAA      Aaa      23,000      Revenue Bonds, Series B, 5.17%** due 11/01/2024                         7,923
                NR*      Aaa      12,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                           (NUI Corporation), RIB, Series 371, 11.32% due 10/01/2022 (b)(d)          13,267
                                           Salem County, New Jersey, Industrial Pollution Control Financing
                                           Authority Revenue Refunding Bonds (Public Service Electric & Gas),
                                           RIB (d)(e):
                AAA      Aaa      10,000      Series 380, 11.14% due 6/01/2031                                       10,465
                AAA      Aaa      12,500      Series 381, 11.02% due 8/01/2030                                       13,082

New York--9.0%  NR*      Aaa      12,075   New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds, RIB, Series 158, 10.167%
                                           due 6/15/2026 (d)(e)                                                      13,907
                                           New York City, New York, GO:
                AAA      NR*      11,500      Series C, 5.625% due 3/15/2018 (f)                                     12,577
                AAA      Aaa      21,000      Series I, 6% due 4/15/2012 (i)                                         22,972
                AAA      Aaa       5,155   New York City, New York, GO, Refunding, Series G, 5.75% due
                                           2/01/2017 (i)                                                              5,468
                AAA      Aaa       7,210   New York State Dormitory Authority Revenue Bonds (School Districts
                                           Financing Program), Series D, 5.25% due 10/01/2023 (e)                     7,483
                AAA      A3          365   New York State Dormitory Authority, Revenue Refunding Bonds,
                                           Series A, 5.75% due 8/15/2022 (e)                                            397
                AAA      Aaa         160   New York State Medical Care Facilities Finance Agency Revenue Bonds,
                                           Series E, 6.25% due 8/15/2004 (a)(g)                                         164
                AAA      Aaa           5   Niagara Falls, New York, GO, Public Improvement, 6.90% due
                                           3/01/2024 (e)                                                                  5
                AAA      Aaa      34,830   Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                           Series A-1, 5.25% due 6/01/2022 (b)                                       35,726

North           AAA      Aaa       3,405   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
Carolina--0.3%                             5.35% due 1/01/2022 (b)                                                    3,468

North Dakota--  AAA      NR*       4,290   North Dakota State HFA Revenue Bonds (Housing Finance Program),
0.4%                                       Series C, 5.30% due 7/01/2022 (b)                                          4,341

Ohio--0.1%      AAA      Aaa       1,075   Ohio State Water Development Authority, Pollution Control Facilities
                                           Revenue Bonds (Water Control Loan Fund--Water Quality Series), 5.50%
                                           due 6/01/2014 (e)                                                          1,173

Oklahoma--0.7%  AAA      Aaa       6,385   Oklahoma State IDR, Refunding (Health System), Series A, 6.25% due
                                           8/15/2016 (e)                                                              7,105

Oregon--1.4%    AAA      Aaa       8,700   Oregon State Department, Administrative Services, COP, Series A,
                                           6.25% due 5/01/2010 (a)(b)                                                10,094
                AAA      Aaa       3,865   Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                                           International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(e)        4,621

Pennsylvania--  AAA      NR*       5,000   Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A, 5.25% due
1.6%                                       4/01/2021 (e)                                                              5,077
                AAA      Aaa       6,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B,
                                           7% due 5/15/2020 (c)(e)                                                    7,218
                AAA      Aaa       4,420   Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                           (Neighborhood Transformation), Series A, 5.50% due 4/15/2020 (g)           4,729

Rhode Island--  AAA      Aaa       6,815   Rhode Island State Economic Development Corporation, Airport Revenue
0.7%                                       Bonds, Series B, 6% due 7/01/2028 (g)                                      7,314



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                 Insured Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings++  Ratings++   Amount  Municipal Bonds                                                          Value
South Carolina  AAA      Aaa     $ 4,200   South Carolina State Public Service Authority Revenue Refunding
--0.4%                                     Bonds, Series A, 6.25% due 1/01/2022 (b)                             $     4,511

Texas--6.0%     AAA      NR*      17,975   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                           DRIVERS, AMT, Series 202, 10.596% due 11/01/2028 (d)(g)                   20,018
                                           El Paso, Texas, Water and Sewer Revenue Refunding and Improvement
                                           Bonds, Series A (i):
                AAA      Aaa       4,375      6% due 3/01/2018                                                        4,929
                AAA      Aaa       4,645      6% due 3/01/2019                                                        5,216
                AAA      Aaa      25,000   Houston, Texas, Combined Utility System First Lien Revenue Refunding
                                           Bonds, Series A, 5.25% due 5/15/2024 (g)                                  25,697
                AAA      Aaa       3,500   Houston, Texas, Water Conveyance System Contract, COP, Series J,
                                           6.25% due 12/15/2013 (b)                                                   4,065
                                           Texas State Department of Housing and Community Affairs, S/F Mortgage
                                           Revenue Bonds, AMT, Series A (e):
                AAA      Aaa       2,160      5.45% due 9/01/2023 (j)                                                 2,200
                AAA      Aaa       2,790      5.50% due 3/01/2026                                                     2,828

Utah--1.5%      AAA      NR*       9,535   Utah Transit Authority, Sales Tax and Transportation Revenue
                                           Bonds (Salt Lake County Light Rail Transit Project), 5.375% due
                                           12/15/2022 (i)                                                             9,921
                                           Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing
                                           Program), Series A (b)(e):
                NR*      Aaa       2,515      5.75% due 10/01/2015                                                    2,775
                NR*      Aaa       3,770      6% due 10/01/2020                                                       4,168

Virginia--3.3%  AAA      Aaa      19,755   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                           Bonds, AMT, Series A, 6.10% due 2/01/2011 (b)                             22,070
                AAA      Aaa      13,170   Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                           Sub-Series J-1, 5.20% due 7/01/2019 (e)                                   13,481

Washington--    AAA      Aaa       4,960   Chelan County, Washington, Public Utility District Number 001,
0.5%                                       Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                           5.45% due 7/01/2037 (b)                                                    5,024

West Virginia   AAA      Aaa      12,250   Pleasants County, West Virginia, PCR, Refunding (Potomac-Pleasants),
--1.2%                                     Series C, 6.15% due 5/01/2015 (b)                                         12,886

Wisconsin--2.5% AAA      Aaa       9,000   Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds
                                           (Midwest Energy Resources), Series E, 6.90% due 8/01/2021 (g)             11,244
                                           Wisconsin State, GO:
                AAA      Aaa       1,585      AMT, Series B, 6.50% due 5/01/2025 (e)                                  1,638
                AAA      Aaa      13,570      Series F, 5.50% due 5/01/2019 (i)                                      14,599

Puerto Rico--                              Puerto Rico Commonwealth, Highway and Transportation Authority,
2.5%                                       Transportation Revenue Bonds (g):
                AAA      Aaa       2,900      5.25% due 7/01/2017                                                     3,124
                AAA      Aaa       3,100      5.25% due 7/01/2018                                                     3,323
                AAA      Aaa       1,750      Series G, 5.25% due 7/01/2017                                           1,885
                AAA      Aaa       1,250      Series G, 5.25% due 7/01/2018                                           1,340
                AAA      Aaa       1,000      Series G, 5.25% due 7/01/2020                                           1,063
                AAA      Aaa      14,705   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds, Series A, 5.375% due 8/01/2011 (a)(e)                      16,374

                                           Total Municipal Bonds (Cost--$1,018,232)--97.2%                        1,058,868


                                  Shares
                                    Held   Mutual Funds
                                     300   BlackRock California Insured Municipal 2008 Term Trust, Inc.               4,758
                                     810   BlackRock Insured Municipal 2008 Term Trust, Inc.                         13,082
                                     745   BlackRock Insured Municipal Term Trust, Inc.                               8,037

                                           Total Mutual Funds (Cost--$27,110)--2.4%                                  25,877


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (concluded)                                                 Insured Portfolio        (In Thousands)
                                 Shares
                                 Held      Short-Term Securities                                                      Value
                                   3,017   Merrill Lynch Institutional Tax-Exempt Fund (h)                      $     3,017

                                           Total Short-Term Securities (Cost--$3,017)--0.2%                           3,017

                Total Investments (Cost--$1,048,359)--99.8%                                                       1,087,762
                Other Assets Less Liabilities--0.2%                                                                   1,873
                                                                                                                -----------
                Net Assets--100.0%                                                                              $ 1,089,635
                                                                                                                ===========

(a)Prerefunded.

(b)AMBAC Insured.

(c)Escrowed to maturity.

(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2004.

(e)MBIA Insured.

(f)XL Capital Insured.

(g)FGIC Insured.

(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                           2,000           $217


(i)FSA Insured.

(j)FNMA/GNMA Collateralized.

(k)When-issued security.

++Ratings of issues shown are unaudited.

*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

Forward interest rate swaps outstanding as of June 30, 2004 were as follows:

                                                 (in Thousands)

                                         Notional      Unrealized
                                          Amount      Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pays a fixed rate of 4.385%

Broker, J.P. Morgan Chase Bank
Expires November 2018                    $11,500     $    (282)
                                                     ----------
Total                                                $    (282)
                                                     ==========

See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments                                                            National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Alabama--0.6%   NR*      Aaa     $ 1,440   Alabama HFA, S/F Mortgage Revenue Refunding Bonds (College Home
                                           Mortgage Bond Program), Series B-1, 6.65% due 10/01/2025 (i)(l)      $     1,472
                AAA      Aaa       3,820   Alabama Incentives Financing Authority, Special Obligation
                                           Revenue Refunding Bonds, Series A, 6% due 10/01/2029 (c)                   4,156
                BBB      Baa2        500   Mobile, Alabama, Industrial Development Board, Environmental
                                           Improvement Revenue Refunding Bonds (International Paper Company
                                           Project), AMT, Series A, 6.35% due 5/15/2016                                 531
                BBB      Baa2      2,500   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding
                                           Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                           due 2/01/2018                                                              2,685

Alaska--0.5%    AAA      Aaa       3,000   Alaska State Housing Financial Corporation, General Mortgage
                                           Revenue Refunding, Series A, 6% due 6/01/2027 (f)                          3,099
                                           Anchorage, Alaska, School, GO, Series B (e):
                AAA      Aaa       1,760      5.875% due 12/01/2016                                                   1,969
                AAA      Aaa       2,100      5.875% due 12/01/2017                                                   2,350

Arizona--2.7%   BBB+     Baa1      4,000   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                           Healthcare West), Series A, 6.625% due 7/01/2020                           4,346
                NR*      Aa1       2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                           Refunding Bonds, AMT, Senior Series B, 6.60% due 5/01/2010                 2,048
                AAA      NR*       1,000   Glendale, Arizona, Development Authority, Educational Facilities
                                           Revenue Refunding Bonds (American Graduate School International),
                                           7.125% due 7/01/2005 (a)(j)                                                1,064
                BBB      Baa1      1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun
                                           Health Corporation), 6.125% due 4/01/2018                                  1,035
                NR*      Baa3      2,375   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                           Charter Schools Project 1), Series A, 6.75% due 7/01/2029                  2,369
                BBB+     Baa1      1,625   Maricopa County, Arizona, IDA, Health Facilities Revenue Refunding
                                           Bonds (Catholic Healthcare West Project), Series A, 5% due 7/01/2021       1,530
                AAA      Aaa       1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro
                                           Gardens--Mesa Ridge Project), Series A, 5.65% due 7/01/2019 (f)            1,023
                                           Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding:
                BB+      Ba1       1,200      (El Paso Electric Company Project), Series A, 6.25% due 5/01/2037       1,239
                BBB      Baa2      1,000      (Public Service Company of New Mexico Project), Series A, 6.30%
                                              due 12/01/2026                                                          1,039
                                           Peoria, Arizona, Improvement District No. 8401, Special Assessment
                                           Bonds No. 8802:
                BBB+     NR*         430      7.20% due 1/01/2010                                                       445
                BBB+     NR*         510      7.20% due 1/01/2013                                                       529
                                           Peoria, Arizona, Improvement District, Special Assessment Bonds
                                           No. 8801:
                BBB+     NR*         190      7.30% due 1/01/2009                                                       197
                BBB+     NR*         395      7.30% due 1/01/2011                                                       409
                AAA      Aaa       2,330   Phoenix, Arizona, Civic Improvement Corporation, Municipal
                                           Facilities, Excise Tax Revenue Bonds, 5.75% due 7/01/2016 (e)              2,581
                NR*      Caa2      5,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                           (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023             3,751
                NR*      Aaa       2,720   Phoenix, Arizona, IDA Revenue Bonds (Camelback Crossing), 6.20%
                                           due 9/20/2020 (d)                                                          2,830
                BBB-     NR*         545   Prescott Valley, Arizona, Improvement District, Special Assessment
                                           Bonds (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012          570
                AA       NR*       3,515   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                           (Christian Care Tucson Inc. Project), Series A, 6.125% due
                                           7/01/2024 (m)                                                              3,784
                AAA      Aaa       3,180   University of Arizona, COP, Refunding, Series A, 5.50% due
                                           6/01/2018 (c)                                                              3,434
                AAA      Aaa       1,000   University of Arizona, COP (University of Arizona Parking and
                                           Student Housing), 5.75% due 6/01/2019 (c)                                  1,091
                NR*      NR*       3,000   Vistancia, Arizona, Community Facilities District, GO, 6.75% due
                                           7/15/2022                                                                  3,050


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Arkansas--0.2%  AAA      NR*     $    95   Arkansas State Development Finance Authority, S/F Mortgage
                                           Revenue Bonds (Mortgage-Backed Securities Program), Series H,
                                           6.15% due 7/01/2016 (i)                                              $        99
                NR*      A           250   Arkansas State Student Loan Authority Revenue Bonds, AMT,
                                           Sub-Series B, 7.25% due 6/01/2009                                            276
                BBB      Baa2        625   Camden, Arkansas, Environmental Improvement Revenue Bonds
                                           (International Paper Co. Project), AMT, Series A, 7.625% due
                                           11/01/2018                                                                   647
                AAA      Aaa         200   Jonesboro, Arkansas, Residential Housing and Health Care Facilities
                                           Board, Hospital Revenue Refunding Bonds (Saint Bernards Regional
                                           Medical Center), Series B, 5.90% due 7/01/2016 (c)                           216
                A+       NR*         250   North Little Rock, Arkansas, Health Facilities Board, Health Care
                                           Revenue Bonds (Baptist Health), 5.50% due 7/01/2016                          259
                BBB      NR*         500   Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding
                                           Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                           due 8/01/2020                                                                535
                AAA      Aaa         250   University of Central Arkansas, Housing System Revenue Bonds, 6.50%
                                           due 1/01/2031 (h)                                                            283

California--    NR*      NR*       2,500   Agua Caliente Band of Cahuilla Indians, California, Casino Revenue
10.0%                                      Bonds, 6% due 7/01/2018                                                    2,465
                AAA      Aaa       9,465   Alameda County, California, COP (Financing Project), 6% due
                                           9/01/2006 (f)(j)                                                          10,372
                                           California Rural Home Mortgage Finance Authority, S/F Mortgage
                                           Revenue Bonds (Mortgage-Backed Securities Program), AMT (i)(l):
                AAA      NR*         865      Series C, Class 5, 6.75% due 3/01/2029                                    868
                AAA      NR*         525      Series D, Class 5, 6.70% due 5/01/2029                                    534
                AAA      NR*         625   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                           Revenue Refunding Bonds (Mortgage-Backed Securities Program), AMT,
                                           Series A-2, 7% due 9/01/2029 (i)(l)                                          627
                BBB+     A3        7,500   California State Department of Water Resources, Power Supply
                                           Revenue Bonds, Series A, 5.75% due 5/01/2017                               8,192
                BBB      A3        2,000   California State, GO, Refunding, 5.75% due 5/01/2030                       2,085
                BBB      A3       14,100   California State, Various Purpose, GO, 5.50% due 11/01/2033               14,440
                A        A3        9,880   California Statewide Communities Development Authority, Health
                                           Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                           due 10/01/2023                                                            10,365
                NR*      NR*       2,880   Capistrano, California, Unified School District, Community
                                           Facility District, Special Tax Bonds (No. 90-2 Talega), 6%
                                           due 9/01/2032                                                              2,868
                                           Chula Vista, California, Community Facilities District, Special
                                           Tax Bonds (No 06-1, Eastlake Woods Area), Series A:
                NR*      NR*       1,080      6.05% due 9/01/2020                                                     1,105
                NR*      NR*       2,965      6.15% due 9/01/2026                                                     3,004
                                           Contra Costa County, California, Special Tax Bonds (Community
                                           Facilities District Number 2001-01):
                NR*      NR*       1,585      6% due 9/01/2026                                                        1,587
                NR*      NR*       1,200      6.10% due 9/01/2031                                                     1,207
                NR*      NR*       3,100   Elk Grove, California, Poppy Ridge Community Facilities Number 3
                                           Special Tax, Series 1, 6% due 9/01/2028                                    2,985
                                           Golden State Tobacco Securitization Corporation of California,
                                           Tobacco Settlement Revenue Bonds:
                BBB      Baa3      4,200      Series A-4, 7.80% due 6/01/2042                                         4,240
                BBB      Baa3      2,785      Series A-5, 7.875% due 6/01/2042                                        2,825
                NR*      NR*       4,000   Long Beach, California, Special Tax Bonds (Community Facilities
                                           District No. 3-Pine Ave.), 6.375% due 9/01/2023                            4,121
                                           Los Angeles, California, Department of Water and Power, Electric
                                           Plant Revenue Refunding Bonds:
                AA-      Aaa       5,000      6% due 2/15/2005 (j)                                                    5,191
                NR*      Aa3       5,160      RIB, Series 370, 10.64% due 2/15/2024 (g)                               5,553
                BBB-     NR*       2,740   Pomona, California, Public Financing Authority, Revenue Refunding
                                           Bonds (Merged Redevelopment Project), Series A1, 5.75% due 2/01/2034       2,635
                NR*      NR*       1,100   Poway, California, Unified School District, Special Tax Bonds
                                           (Community District No. 6), Series A, 6.05% due 9/01/2025                  1,100
                NR*      NR*       2,695   Riverside, California, Improvement Bond Act of 1915, Special
                                           Assessment (Riverwalk Assessment District), 6.375% due 9/02/2026           2,735
                                           Roseville, California, Special Tax (Stoneridge Community
                                           Facilities Number 1):
                NR*      NR*       1,250      6.20% due 9/01/2021                                                     1,270
                NR*      NR*       1,125      6% due 9/01/2025                                                        1,118
                NR*      NR*       2,500      6.30% due 9/01/2031                                                     2,518


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
California                                 Sacramento, California, Special Tax (North Natomas Community
(concluded)                                Facilities):
                NR*      NR*     $ 2,200      Series 01-03, 6% due 9/01/2028                                    $     2,172
                NR*      NR*       2,270      Series 4-C, 6% due 9/01/2028                                            2,270
                AAA      Aaa      11,000   San Diego, California, Public Facilities Financing Authority,
                                           Subordinated Water Revenue Refunding Bonds, 5% due 8/01/2032 (f)          10,843
                                           San Francisco, California, City and County Redevelopment Agency
                                           Revenue Bonds (Community Facilities District Number 6-Mission):
                NR*      NR*       5,000      6% due 8/01/2021                                                        5,133
                NR*      NR*       2,500      GO, Series A, 6% due 8/01/2025                                          2,529
                NR*      Aaa       1,075   San Francisco, California, Uptown Parking Corporation, Parking
                                           Revenue Bonds (Union Square), 6% due 7/01/2020 (f)                         1,197
                                           Santa Margarita, California, Water District, Special Tax Refunding
                                           Bonds (Community Facilities District No. 99), Series 1:
                NR*      NR*       3,680      6.20% due 9/01/2020                                                     3,766
                NR*      NR*       3,000      6.25% due 9/01/2029                                                     3,029
                AAA      Aaa      13,665   Walnut, California, Energy Center Authority Revenue Bonds,
                                           Series A, 5% due 1/01/2029 (c)                                            13,475

Colorado--2.5%  AA       Baa2        500   Boulder County, Colorado, Hospital Development Revenue Bonds
                                           (Longmont United Hospital Project), 6% due 12/01/2030 (m)                    525
                AAA      NR*         555   Boulder County, Colorado, M/F Mortgage Revenue Bonds (Sinton
                                           Apartments Project), AMT, 6.625% due 7/01/2034 (b)                           560
                NR*      Aa2         770   Colorado HFA Revenue Bonds (S/F Program), Series B-3, 6.55% due
                                           10/01/2016                                                                   782
                                           Colorado HFA Revenue Refunding Bonds (S/F Program):
                NR*      Aa2         640      AMT, Senior Series A-2, 7.50% due 4/01/2031                               647
                AA       Aa2         250      AMT, Senior Series B-2, 7.10% due 4/01/2017                               252
                AAA      Aa2       1,670      AMT, Senior Series B-2, 7.25% due 10/01/2031                            1,688
                NR*      Aa2         130      AMT, Senior Series B-3, 6.80% due 11/01/2028                              132
                AA       Aa2       1,010      AMT, Senior Series C-2, 7.25% due 10/01/2031 (b)                        1,021
                NR*      Aa2         245      Senior Series A-3, 7.35% due 10/01/2030                                   248
                NR*      Aa2       1,245      Senior Series C-3, 6.75% due 10/01/2021 (b)                             1,281
                AA       Aa2         420      Senior Series C-3, 7.15% due 10/01/2030 (b)                               428
                AA       Aa2       2,500   Colorado Health Facilities Authority, Revenue Refunding Bonds
                                           (Catholic Health Initiatives), 5.50% due 9/01/2017                         2,620
                AAA      Aaa         550   Colorado Water Resource and Power Development Authority, Small
                                           Water Resource Revenue Bonds, Series A, 5.80% due 11/01/2020 (e)             602
                A        Aaa       2,575   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                           Series A, 7.50% due 11/15/2023                                             2,672
                                           Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                           Improvement Fee):
                NR*      NR*       7,560      Series A, 7.35% due 9/01/2031                                           7,824
                NR*      NR*       1,400      Series B, 7% due 9/01/2031                                              1,420
                AAA      Aaa       3,685   Larimer County, Colorado, Poudre School District Number R-1, GO,
                                           6% due 12/15/2016 (e)                                                      4,152
                NR*      Aa3         750   Pitkin County, Colorado, GO, Refunding and Improvement Bonds,
                                           6.875% due 12/01/2004 (j)                                                    782
                NR*      NR*       7,700   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                           Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025                 7,868

Connecticut--   AAA      Aaa       1,000   Connecticut State Development Authority, Governmental Lease Revenue
2.2%                                       Bonds, 6.60% due 6/15/2014 (f)                                             1,024
                AA       A1        2,000   Connecticut State Development Authority Revenue Bonds (General Fund),
                                           Series A, 6.375% due 10/15/2024                                            2,065
                AAA      Aaa       1,500   Connecticut State Development Authority, Solid Waste Disposal
                                           Facilities Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025      1,597
                AAA      Aaa       1,250   Connecticut State Development Authority, Water Facility Revenue
                                           Bonds (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035 (c)         1,358
                AAA      Aaa       1,200   Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                           Finance Program), Series C-1, 6.30% due 11/15/2017                         1,250
                                           Connecticut State Health and Educational Facilities Authority
                                           Revenue Bonds:
                AAA      Aaa       1,000      (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (f)               1,004
                AA       NR*       1,500      (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020 (m)           1,579
                AA       NR*       1,000      (Westover School), Series A, 5.70% due 7/01/2030 (m)                    1,019


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Connecticut                                Connecticut State Health and Educational Facilities Authority,
(concluded)                                Revenue Refunding Bonds:
                AA       NR*     $ 5,025      DRIVERS, Series 215, 11.651% due 6/01/2030 (g)(m)                 $     6,241
                AA       NR*       2,000      (Eastern Connecticut Health Network), Series A, 6.50%
                                              due 7/01/2030 (m)                                                       2,242
                AA       NR*         640      (Sacred Heart University), 6.625% due 7/01/2026 (m)                       697
                AA       Baa3      5,710      (University of Hartford), Series E, 5.50% due 7/01/2022 (m)             5,937
                AAA      Aaa       1,000      (Yale--New Haven Hospital Issue), Series H, 5.70% due
                                              7/01/2025 (f)                                                           1,062
                                           Connecticut State Higher Education, Supplemental Loan Authority
                                           Revenue Bonds (Family Education Loan Program), AMT, Series A:
                NR*      Aa3         330      6.40% due 11/15/2014                                                      331
                NR*      Aaa       1,030      5.50% due 11/15/2020 (f)                                                1,031
                NR*      NR*       1,000   Connecticut State Regional Learning Educational Service Center
                                           Revenue Bonds (Office/Education Center Facility), 7.75% due
                                           2/01/2006 (j)                                                              1,101
                AA       Baa2        860   Waterbury, Connecticut, GO, 6% due 2/01/2017 (m)                             930

District of     AAA      NR*       5,000   District of Columbia, GO, Refunding, DRIVERS, Series 214, 10.626%
Columbia--0.4%                             due 6/01/2026 (f)(g)                                                       6,144

Florida--5.6%   NR*      NR*       1,700   Ballantrae, Florida, Community Development District, Capital
                                           Improvement Revenue Bonds, 6% due 5/01/2035                                1,669
                AA       NR*       1,895   Beacon Tradeport Community, Florida, Development District,
                                           Special Assessment Revenue Refunding Bonds (Commercial Project),
                                           Series A, 5.25% due 5/01/2016                                              1,978
                NR*      NR*       2,500   CFM Community Development Distict, Florida, Capital Improvement
                                           Revenue Bonds, Series B, 5.875% due 5/01/2014                              2,503
                NR*      Aaa       2,725   Duval County, Florida, School Board, COP, 5.75% due 7/01/2017 (h)          2,977
                                           Fiddlers Creek, Florida, Community Development District Number 2,
                                           Special Assessment Revenue Bonds:
                NR*      NR*       5,350      Series A, 6.375% due 5/01/2035                                          5,431
                NR*      NR*       1,250      Series B, 5.75% due 5/01/2013                                           1,252
                AAA      Aaa       6,330   Florida HFA, Revenue Bonds (Antigua Club Apartments), AMT,
                                           Series A-1, 7% due 2/01/2035 (c)                                           6,499
                NR*      NR*       1,100   Heritage Isles Community Development District, Florida, Special
                                           Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006                   1,097
                NR*      NR*       5,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                           Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030               5,239
                AA-      Aa3       9,500   Jacksonville, Florida, Electric Authority, Water and Sewer
                                           Revenue Bonds, Series A, 6% due 10/01/2024                                 9,879
                AAA      NR*       7,000   Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X,
                                           10.56% due 10/01/2029 (g)(h)                                               7,968
                AAA      Aaa       4,500   Lee County, Florida, Transportation Facilities Revenue Bonds,
                                           5.75% due 10/01/2005 (f)(j)                                                4,810
                NR*      NR*       1,200   Lexington Oaks, Florida, Community Development District, Special
                                           Assessment Revenue Bonds, Series A, 6.70% due 5/01/2033                    1,239
                                           Mediterra, Florida, South Community Development District, Capital
                                           Improvement Revenue Bonds:
                NR*      NR*       1,055      6.85% due 5/01/2031                                                     1,106
                NR*      NR*       1,765      Series B, 5.50% due 5/01/2010                                           1,771
                NR*      NR*       2,500   Middle Village Community Development District, Florida, Special
                                           Assessment Bonds, Series A, 6% due 5/01/2035                               2,486
                NR*      Aaa       2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
                                           6.40% due 1/01/2031 (f)                                                    2,459
                AAA      NR*         305   Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT, Series A,
                                           8.375% due 3/01/2021 (b)(d)                                                  305
                AAA      Aaa       5,000   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                           5.50% due 10/01/2020 (c)                                                   5,326
                NR*      NR*         250   Panther Trace, Florida, Community Development District, Special
                                           Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                      250
                                           Park Place Community Development District, Florida, Special
                                           Assessment Revenue Bonds:
                NR*      NR*       2,500      6.375% due 5/01/2034                                                    2,528
                NR*      NR*       1,000      6.75% due 5/01/2032                                                     1,042
                AAA      Aaa       2,000   Saint Lucie, Florida, West Services District, Utility Revenue
                                           Refunding Bonds, Senior Lien, 6% due 10/01/2022 (f)                        2,225


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Florida         NR*      NR*     $ 1,000   Sterling Hill, Florida, Community Development District,
(concluded)                                Capital Improvement Revenue Refunding Bonds, Series B, 5.50%
                                           due 11/01/2010                                                       $     1,000
                NR*      NR*       1,410   Stoneybrook West, Florida, Community Development District,
                                           Special Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010            1,419
                NR*      NR*         955   Verandah West, Florida, Community Development District, Capital
                                           Improvement Revenue Bonds, Series B, 5.25% due 5/01/2008                     953
                NR*      NR*       3,265   Vista Lakes Community, Florida, Development District, Capital
                                           Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                   3,264

Georgia--1.3%   NR*      NR*       5,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                           Project), 7.90% due 12/01/2024                                             5,186
                AAA      Aaa       5,210   College Park, Georgia, Business and IDA, Revenue Bonds (Civic
                                           Center Project), 5.75% due 9/01/2026 (c)                                   5,541
                AAA      Aaa       3,450   Fulton County, Georgia, Development Authority Revenue Bonds
                                           (Morehouse College Project), 5.875% due 12/01/2030 (c)                     3,709
                NR*      NR*       2,250   Fulton County, Georgia, Residential Care Facilities Revenue
                                           Refunding Bonds (Canterbury Court Project), Series A, 6% due
                                           2/15/2022                                                                  2,219
                BBB      NR*       1,500   Milledgeville-Baldwin County, Georgia, Development Authority
                                           Revenue Bonds (Georgia College and State University Foundation),
                                           6% due 9/01/2033                                                           1,534

Hawaii--0.3%                               Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds,
                                           Series A:
                BBB      Baa1      1,410      6.30% due 7/01/2022                                                     1,431
                BBB      Baa1      3,000      6.375% due 7/01/2032                                                    3,031

Idaho--0.4%     BB+      Ba3       5,000   Power County, Idaho, Industrial Development Corporation, Solid
                                           Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                           6.45% due 8/01/2032                                                        5,000

Illinois--7.3%  AAA      NR*      10,620   Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199,
                                           10.125% due 12/01/2020 (c)(g)                                             13,084
                AAA      Aaa       1,400   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875%
                                           due 1/01/2019 (e)                                                          1,556
                AAA      Aaa      26,800   Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                           3rd Lien, AMT, Series B-2, 6% due 1/01/2029 (k)                           28,578
                CCC      Caa2      3,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                           Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                           due 12/01/2024                                                             2,370
                                           Chicago, Illinois, Park District, GO (e):
                AAA      Aaa       2,265      Refunding, Series B, 5.75% due 1/01/2015                                2,482
                AAA      Aaa       1,500      Series A, 5.75% due 1/01/2016                                           1,644
                AAA      NR*       1,150   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A,
                                           7.15% due 9/01/2031 (i)(l)                                                 1,158
                NR*      NR*       2,000   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                           6.75% due 12/01/2032                                                       2,041
                AAA      Aaa       3,210   Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due
                                           12/01/2028 (f)                                                             3,474
                NR*      Aaa       7,000   Decatur, Illinois, GO, Refunding, 6% due 3/01/2008 (e)(j)                  7,753
                BBB      Baa1     10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                           (Metro Biosolids Management LLC Project), AMT, 6% due 11/01/2023          10,052
                                           Illinois Development Finance Authority Revenue Bonds:
                BBB      NR*       3,140      (Community Rehabilitation Providers Facility), Series A,
                                              6.50% due 7/01/2022                                                     3,239
                AAA      Aaa         660      Series B, 6.40% due 9/01/2031 (h)                                         720
                                           Illinois State, GO, 1st Series (f):
                AAA      Aaa       8,890      5.75% due 12/01/2015                                                    9,821
                AAA      Aaa       3,745      5.75% due 12/01/2016                                                    4,137
                AAA      Aaa       4,000      5.75% due 12/01/2017                                                    4,419
                AAA      Aa3       3,000   Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                  3,300
                AAA      Aaa       2,000   Lake County, Illinois, Forest Preservation District, GO
                                           (Land Acquisition and Development), 5.75% due 12/15/2016                   2,224

Indiana--0.6%   NR*      NR*       2,595   Indiana State Educational Facilities Authority, Revenue Refunding
                                           Bonds (Saint Joseph's College Project), 7% due 10/01/2029                  2,695
                AAA      Aaa       6,000   MSD Warren Township, Indiana, Vision 2005, School Building
                                           Corporation Revenue Bonds, First Mortgage, 5.50% due 7/15/2020 (e)         6,424


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Iowa--0.6%      AAA      Aaa     $ 1,000   Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)        $     1,051
                NR*      NR*       6,860   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                           Bonds (Care Initiatives Project), 9.25% due 7/01/2025                      8,027

Kansas--0.8%    NR*      Aaa       3,580   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
                                           Series A-1, 6.95% due 6/01/2029 (d)                                        3,700
                A+       NR*       2,500   Witchita, Kansas, Hospital Facilities Revenue Refunding and
                                           Improvement Bonds, Series III, 6.25% due 11/15/2019                        2,713
                BBB      NR*       4,500   Wyandotte County, Kansas, Kansas City Unified Government Revenue
                                           Refunding Bonds (General Motors Corporation Project), 6% due
                                           6/01/2025                                                                  4,623

Louisiana--     B        NR*       2,290   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone Container
2.3%                                       Corporation), AMT, 7.45% due 3/01/2024                                     2,309
                AAA      Aaa       9,500   Louisiana Local Government, Environmental Facilities, Community
                                           Development Authority Revenue Bonds (Capital Projects and Equipment
                                           Acquisition), Series A, 6.30% due 7/01/2030 (c)                           10,925
                AAA      Aaa       2,900   New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (c)           3,065
                BB-      NR*      13,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                           Company Project), 7.50% due 7/01/2013                                     13,398
                BBB      Baa2      2,000   Rapides Finance Authority, Louisiana, Environmental Improvement
                                           Revenue Bonds (International Paper Company Project), AMT, Series A,
                                           6.55% due 11/15/2023                                                       2,095

Maine--1.1%     BB       Ba2       8,635   Maine Finance Authority, Solid Waste Recycling Facilities Revenue
                                           Bonds (Great Northern Paper Project--Bowater), AMT, 7.75% due
                                           10/01/2022                                                                 8,660
                AA+      NR*       6,045   Maine State Housing Authority, Mortgage Purpose Revenue Bonds,
                                           DRIVERS, AMT, Series 170, 10.582% due 11/15/2028 (g)                       6,404

Maryland--0.6%  AAA      NR*         500   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                           (Arundel Mills Project), 7.1% due 7/01/2009 (j)                              595
                AA       Aa2         600   Carrol County, Maryland, Consolidated Public Improvement, GO,
                                           6.50% due 10/01/2004 (j)                                                     620
                NR*      Aa2       1,000   Maryland State Community Development Administration, Department
                                           of Housing and Community Development, Housing Revenue Bonds, AMT,
                                           Series B, 6.15% due 1/01/2021                                              1,049
                NR*      Aa2       1,175   Maryland State Community Development Administration, Department
                                           of Housing and Community Development, Residential Revenue Refunding
                                           Bonds, Series A, 5.60% due 3/01/2017 (b)                                   1,221
                NR*      Aaa       1,000   Maryland State Community Development Administration, Department of
                                           Housing and Community Development Revenue Bonds (Waters Landing II
                                           Apartments), AMT, Series A, 5.875% due 8/01/2033                           1,043
                NR*      NR*         240   Maryland State Economic Development Corporation Revenue Bonds
                                           (Health and Mental Hygiene Program), Series A, 7.125% due 3/01/2006          248
                A-       NR*       1,000   Maryland State Energy Financing Administration, Solid Waste Disposal
                                           Revenue Bonds, Limited Obligation (Wheelabrator Water Projects),
                                           AMT, 6.45% due 12/01/2016                                                  1,045
                                           Maryland Water Quality Financing Administration, Revolving Loan Fund
                                           Revenue Bonds, Series A:
                AA       Aa2         300      6.375% due 9/01/2010                                                      302
                AA       Aa2         470      6.55% due 9/01/2014                                                       474
                AAA      NR*         500   Prince George's County, Maryland, Housing Authority, Mortgage
                                           Revenue Refunding Bonds (Parker Apartments Project), Series A,
                                           7.25% due 11/20/2016 (d)                                                     504
                AA       Aa3       1,000   University of Maryland, System Auxiliary Facility and Tuition Revenue
                                           Bonds, Series A, 5.75% due 10/01/2019                                      1,093

Massachusetts-- AAA      Aaa         335   Massachusetts Education Loan Authority, Education Loan Revenue Bonds,
1.1%                                       AMT, Issue E, Series A, 7.375% due 1/01/2012 (c)                             336
                AAA      Aaa         470   Massachusetts Educational Financing Authority, Education Loan Revenue
                                           Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (c)                       489
                BB+      NR*       1,000   Massachusetts State Development Finance Agency, Revenue Refunding
                                           Bonds (Eastern Nazarene College), 5.625% due 4/01/2029                       841
                AAA      Aaa       1,705   Massachusetts State, HFA, Housing Revenue Refunding Bonds, Series B,
                                           6.05% due 12/01/2009 (f)                                                   1,750
                AAA      Aaa         550   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 48,
                                           6.35% due 6/01/2026 (f)                                                      566
                AA       Aa2         550   Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds, AMT,
                                           Series 40, 6.65% due 12/01/2027                                              566
                                           Massachusetts State Health and Educational Facilities Authority
                                           Revenue Bonds:
                BBB-     NR*       1,500      (Jordan Hospital), Series E, 6.75% due 10/01/2033                       1,523
                AAA      Aaa       4,950      (Medical Center of Central Massachusetts), CARS, Series B,
                                              11.57% due 6/23/2022 (c)(g)                                             6,030


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Massachusetts   BBB      NR*     $ 1,000   Massachusetts State Industrial Finance Agency, Higher Education
(concluded)                                Revenue Refunding Bonds (Hampshire College Project), 5.625% due
                                           10/01/2012                                                           $     1,041
                AA+      Aaa         130   Massachusetts State Water Pollution Abatement Trust, Water
                                           Abatement Revenue Bonds, Series A, 6.375% due 2/01/2015                      133
                NR*      Aaa       1,600   Montachusett, Massachusetts, Regional Vocational Technical
                                           School District, GO, 5.95% due 1/15/2020 (f)                               1,766

Michigan--1.5%  BBB      Baa2      7,500   Delta County, Michigan, Economic Development Corporation,
                                           Environmental Improvement Revenue Refunding Bonds (Mead
                                           Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                          7,770
                BBB      Baa2        500   Dickinson County, Michigan, Economic Development Corporation,
                                           Environmental Improvement Revenue Refunding Bonds (International
                                           Paper Company Project), Series A, 5.75% due 6/01/2016                        516
                AAA      Aaa       1,000   Eastern Michigan University Revenue Refunding Bonds, 6% due
                                           6/01/2024 (c)                                                              1,100
                BBB-     Baa3      3,000   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                           Bonds (Hurley Medical Center), 6% due 7/01/2020                            2,935
                AAA      Aaa         615   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                           Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                                           Series A, 6.375% due 5/15/2017 (f)                                           640
                BBB-     NR*       3,325   Macomb County, Michigan, Hospital Finance Authority, Hospital
                                           Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%
                                           due 11/15/2034                                                             2,998
                AAA      Aaa       1,500   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                           (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (f)                      1,668
                                           Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                           Bonds (Detroit Edison Company):
                AAA      Aaa       1,060      Series AA, 6.40% due 9/01/2025 (f)                                      1,128
                AAA      Aaa       2,000      Series BB, 7% due 5/01/2021 (c)                                         2,507

Minnesota--     A        Aa3       1,255   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds
1.1%                                       (Natural Rural Utilities), AMT, Series A, 6.95% due 12/01/2008             1,279
                NR*      A1        1,000   Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills
                                           Project), Series A, 6.15% due 8/20/2031 (d)                                1,069
                A-       NR*         680   Minneapolis, Minnesota, Community Development Agency, Supported
                                           Development Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20%
                                           due 6/01/2017                                                                702
                                           Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina
                                           Health System), Series A:
                NR*      A3        1,500      5.70% due 11/15/2022                                                    1,552
                NR*      A3        2,665      5.75% due 11/15/2032                                                    2,723
                                           Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                           Commission, Airport Revenue Bonds, AMT, Sub-Series D (e):
                AAA      Aaa         470      5.75% due 1/01/2012                                                       514
                AAA      Aaa         470      5.75% due 1/01/2014                                                       505
                AAA      Aaa       2,060      5.75% due 1/01/2015                                                     2,206
                NR*      Aa2       1,110   Ramsey County, Minnesota, Housing and Redevelopment Authority,
                                           M/F Housing Revenue Bonds (Hanover Townhouses Project), AMT, 6%
                                           due 7/01/2031                                                              1,130
                NR*      Aaa       1,000   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                           Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2020 (h)        1,118
                AAA      Aaa       1,000   Saint Francis, Minnesota, Independent School District No. 015, GO,
                                           Series A, 6.35% due 2/01/2013 (h)                                          1,063
                AA       NR*       1,500   Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview
                                           Medical Center Project), Series A, 6.125% due 1/01/2029 (m)                1,594

Mississippi--   BBB      Baa2      1,700   Warren County, Mississippi, Environmental Improvement Revenue
0.1%                                       Refunding Bonds (International Paper Company Project), AMT,
                                           Series B, 6.75% due 8/01/2021                                              1,830

Missouri--0.5%                             Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                           Bonds (Gravois Bluffs):
                NR*      NR*       1,125      6.75% due 10/01/2015                                                    1,144
                NR*      NR*       4,000      7% due 10/01/2021                                                       4,280
                AAA      Aaa       2,200   Saint Louis, Missouri, Airport Revenue Bonds (Airport Development
                                           Program), Series A, 5.625% due 7/01/2019 (f)                               2,380

Montana--0.4%   NR*      A2        6,000   Montana State Higher Education, Student Assistance Corporation,
                                           Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40%
                                           due 12/01/2032                                                             6,204


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Nevada--2.1%    AAA      Aaa     $ 5,000   Clark County, Nevada, IDR (Power Company Project), AMT,
                                           Series A, 6.70% due 6/01/2022 (e)                                    $     5,097
                NR*      NR*       1,550   Clark County, Nevada, Improvement District No. 142 Special
                                           Assessment, 6.375% due 8/01/2023                                           1,567
                                           Elko, Nevada, GO (Airport Improvement), AMT, Series B (f):
                AAA      Aaa         165      6.10% due 10/01/2014                                                      181
                AAA      Aaa         245      6.30% due 10/01/2019                                                      269
                AAA      Aaa         320      6.75% due 10/01/2024                                                      357
                AAA      Aaa         225      7% due 10/01/2029                                                         253
                NR*      NR*       2,995   Henderson, Nevada, Local Improvement Districts, Special
                                           Assessment, Series NO T-14, 5.80% due 3/01/2023                            3,046
                                           Las Vegas, Nevada, Local Improvement Bonds, Special Assessment,
                                           Special Improvement District Number 808, Summerlin:
                NR*      NR*       1,770      5.875% due 6/01/2009                                                    1,835
                NR*      NR*       2,045      6.125% due 6/01/2012                                                    2,118
                NR*      NR*       2,275      6.25% due 6/01/2013                                                     2,356
                AAA      Aaa         290   Nevada Housing Division, S/F Program, AMT, Senior Series E,
                                           7.05% due 4/01/2027 (b)                                                      296
                NR*      NR*       2,000   Reno, Nevada, Special Assessment District Number 4 (Somerset Parkway),
                                           6.625% due 12/01/2022                                                      2,007
                                           Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue
                                           Refunding Bonds, Series A (m):
                AA       NR*       3,110      6% due 1/15/2015                                                        3,379
                AA       NR*       6,315      6% due 1/15/2023                                                        6,702

New Hampshire   BBB+     Baa1      1,750   New Hampshire Health and Education Facilities Authority, Revenue
--0.1%                                     Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022          1,738

New Jersey--    CCC      B2          670   Camden County, New Jersey, Pollution Control Financing Authority,
3.8%                                       Solid Waste Resource Recovery Revenue Refunding Bonds, AMT,
                                           Series B, 7.50% due 12/01/2009                                               656
                NR*      NR*       3,300   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                           Village Inc. Facility), Series A, 7.25% due 11/15/2031                     3,328
                AAA      Aaa       5,000   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                           Corporation), 6.50% due 7/01/2024 (h)                                      5,117
                AAA      Aaa       3,680   New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                           Projects), 6% due 6/15/2016 (c)                                            4,114
                                           New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                B+       NR*       3,000      (Pascack Valley Hospital Association), 6% due 7/01/2013                 2,783
                NR*      Baa1      3,130      (South Jersey Hospital), 6% due 7/01/2026                               3,210
                BBB      Baa1      2,250   New Jersey Health Care Facilities Financing Authority, Revenue
                                           Refunding Bonds (Capital Health System Inc.), Series A, 5.75% due
                                           7/01/2023                                                                  2,288
                AAA      Aaa       1,090   New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                           Revenue Refunding Bonds, Series B, 6.25% due 11/01/2026 (h)                1,144
                                           New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                           Bonds:
                AAA      Aaa      10,000      DRIVERS, Series 155, 10.152% due 1/01/2018 (f)(g)                      11,848
                AAA      Aaa      10,000      Series A, 5.75% due 1/01/2018 (f)                                      10,924
                BBB      Baa3      9,500   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                           Bonds, 7% due 6/01/2041                                                    8,742

New Mexico--    BBB      Baa2      8,000   Farmington, New Mexico, PCR, Refunding (Public Service Company of
0.7%                                       New Mexico--San Juan), Series B, 6.30% due 12/01/2016                      8,474
                AAA      Aaa         300   Las Cruces, New Mexico, Health Facilities Revenue Refunding
                                           Bonds (Evangelical Lutheran Project), 6.45% due 12/01/2017 (h)               304
                AAA      NR*         250   New Mexico Mortgage Finance Authority, Revenue Refunding Bonds,
                                           Mortgage-Backed Securities, Series F, 7% due 1/01/2026 (i)                   272
                AAA      Aaa         250   Santa Fe County, New Mexico, Correctional System Revenue Bonds,
                                           6% due 2/01/2027 (h)                                                         286

New York--      AAA      Aaa       9,500   Metropolitan Transportation Authority, New York, Commuter Facilities,
11.0%                                      Service Contract Revenue Refunding Bonds, Series 8, 5.50% due
                                           7/01/2013 (h)(j)                                                          10,687

                AAA      Aaa      10,000   Metropolitan Transportation Authority, New York, Transit Facilities
                                           Revenue Bonds, Series A, 5.625% due 7/01/2007 (f)(j)                      11,026
                NR*      NR*       3,230   New York City, New York, City IDA, Civic Facility Revenue Bonds
                                           (Special Needs Facilities Pooled Program), Series C-1, 6% due
                                           7/01/2012                                                                  3,208
                NR*      NR*       2,000   New York City, New York, City IDA Revenue Bonds (Visy Paper Inc.
                                           Project), AMT, 7.95% due 1/01/2028                                         2,091


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
New York        BB-      Ba2     $ 4,050   New York City, New York, City IDA, Special Facility Revenue
(concluded)                                Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032      $     4,020
                NR*      Aaa      10,000   New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds, RIB, Series 158, 10.167%
                                           due 6/15/2026 (g)                                                         11,517
                AAA      Aaa       3,000   New York City, New York, City Transit Authority, Triborough
                                           Metropolitan Transportation Authority, COP, 5.75% due 1/01/2020 (c)        3,236
                AA+      Aa2       6,000   New York City, New York, City Transitional Finance Authority
                                           Revenue Bonds, Future Tax Secured, Series B, 6% due 11/15/2010             6,807
                                           New York City, New York, City Transitional Finance Authority,
                                           Revenue Refunding Bonds:
                AA+      Aa2       8,000      Future Tax Secured, Series C, 5.875% due 11/01/2017                     8,921
                AA+      Aa2      12,015      Series C, 5.875% due 11/01/2015                                        13,398
                                           New York City, New York, GO, Refunding:
                AAA      Aaa       6,600      Series A, 6% due 5/15/2021 (k)                                          7,297
                AAA      A2        2,210      Series A, 6.25% due 5/15/2026 (k)                                       2,474
                AAA      Aaa       4,000      Series C, 5.875% due 2/01/2016 (e)                                      4,314
                AAA      A2        7,290      Series G, 5.75% due 2/01/2006 (f)(j)                                    7,776
                AAA      A2        7,710      Series G, 5.75% due 2/01/2014 (f)                                       8,266
                AAA      Aaa       1,000      Series H, 6% due 8/01/2017 (k)                                          1,092
                                           New York City, New York, GO, Series B:
                AAA      Aaa       4,000      8.25% due 6/01/2006 (k)                                                 4,438
                AAA      Aaa      10,000      5.875% due 8/01/2015 (f)                                               11,199
                                           New York State Dormitory Authority, Revenue Refunding Bonds:
                NR*      Aa1       3,370      (Concord Nursing Home Inc.), 6.25% due 7/01/2016                        3,631
                NR*      Aa1       2,500      (Concord Nursing Home Inc.), 6.50% due 7/01/2029                        2,666
                BB       Ba1       3,000      (Mount Sinai Health), Series A, 6.50% due 7/01/2016                     3,017
                BB       Ba1       3,950      (Mount Sinai Health), Series A, 6.50% due 7/01/2025                     3,961
                AA-      A3        5,000      (State University Educational Facilities), Series A, 7.50%
                                              due 5/15/2013                                                           6,271
                AAA      Aaa       1,360   New York State Environmental Facilities Corporation, State Clean
                                           Water and Drinking Revenue Bonds (Revolving Funds), Series B,
                                           5.875% due 1/15/2019                                                       1,506
                NR*      VMIG1++     500   New York State HFA, Housing Revenue Bonds (Liberty Street Realty LLC),
                                           VRDN, 1.06% due 11/01/2035 (n)                                               500
                AA       NR*       2,285   Oneida County, New York, IDA Revenue Bonds (Civic Facility--Faxton
                                           Hospital), Series C, 6.625% due 1/01/2015 (m)                              2,561
                NR*      NR*          95   Suffolk County, New York, IDA, Civic Facility Revenue Bonds
                                           (Special Needs Facilities Pooled Program), Series D-1, 6% due 7/01/2012       94
                NR*      NR*         705   Westchester County, New York, IDA, Civic Facilities Revenue Bonds
                                           (Special Needs Facilities Pooled Program), Series E-1, 6% due 7/01/2012      700
                NR*      NR*       8,095   Westchester County, New York, IDA, Continuing Care Retirement,
                                           Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%
                                           due 1/01/2034                                                              7,905

North Carolina  AAA      Aaa         920   Brunswick County, North Carolina, COP, 6% due 6/01/2016 (h)                1,034
--2.6%          AAA      Aaa       1,000   Cumberland County, North Carolina, COP (Civic Center Project),
                                           Series A, 6.40% due 12/01/2004 (c)(j)                                      1,041
                NR*      Baa1      1,500   Haywood County, North Carolina, Industrial Facilities and Pollution
                                           Control Financing Authority Revenue Bonds (Champion International
                                           Corporation Project), AMT, 6.25% due 9/01/2025                             1,542
                BBB      Baa2      2,000   Martin County, North Carolina, Industrial Facilities and Pollution
                                           Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                                           Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                            2,049
                                           North Carolina Eastern Municipal Power Agency, Power System
                                           Revenue Bonds:
                AAA      Aaa       1,500      Series B, 5.875% due 1/01/2021 (f)                                      1,613
                BBB      Baa2      4,000      Series D, 6.75% due 1/01/2026                                           4,356
                A        Baa2      4,440   North Carolina Eastern Municipal Power Agency, Power System Revenue
                                           Refunding Bonds, Series D, 6.70% due 1/01/2019                             4,895
                AA       Aa2         495   North Carolina HFA, S/F Revenue Bonds, Series W, 6.50% due 3/01/2018         499
                NR*      NR*       2,500   North Carolina Medical Care Commission, Health Care Facilities,
                                           First Mortgage Revenue Bonds (Presbyterian Homes Project), 6.875%
                                           due 10/01/2021                                                             2,646
                                           North Carolina Medical Care Commission, Retirement Facilities,
                                           First Mortgage Revenue Bonds:
                NR*      NR*       1,625      (Forest at Duke Project), 6.375% due 9/01/2032                          1,654
                NR*      NR*       2,500      (Givens Estates Project), Series A, 6.50% due 7/01/2032                 2,507


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
North Carolina                             North Carolina Municipal Power Agency Number 1, Catawba Electric
(concluded)                                Revenue Refunding Bonds, Series B:
                BBB+     Baa1     $  500      6.375% due 1/01/2013                                              $       556
                A        A         1,080      6.375% due 1/01/2013                                                    1,201
                BBB+     Baa1      5,000      6.50% due 1/01/2020                                                     5,445
                A        A         2,500      6.50% due 1/01/2020                                                     2,723
                NR*      A2        1,175   North Carolina State Educational Assistance Authority Revenue
                                           Bonds (Guaranteed Student Loan), AMT, Sub-lien, Series C, 6.35%
                                           due 7/01/2016                                                              1,229
                                           Piedmont, North Carolina, Triad Airport Authority, Airport
                                           Revenue Refunding Bonds, Series A (h):
                AAA      Aaa       1,000      6.375% due 7/01/2016                                                    1,129
                AAA      Aaa       1,000      6% due 7/01/2024                                                        1,087

Ohio--1.7%      NR*      NR*       1,000   Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding
                                           Bonds (Benjamin Rose Institute Project), 5.50% due 12/01/2028                858
                AAA      Aaa       1,200   Huron County, Ohio, GO, Human Services Building, 7.25% due
                                           12/01/2005 (f)(j)                                                          1,311
                NR*      NR*       2,000   Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                                           6.125% due 12/01/2004 (j)                                                  2,056
                BBB      Baa1      2,000   Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors
                                           Corp. Project), AMT, 6.75% due 7/01/2014                                   2,182
                AAA      Aaa       3,000   North Canton, Ohio, City School District GO, 6.70% due
                                           12/01/2004 (c)(j)                                                          3,126
                                           Ohio HFA, Mortgage Revenue Bonds, AMT (d):
                AAA      Aaa         725      Series A-1, 6.15% due 3/01/2029                                           751
                AAA      Aaa         155      Series B-2, 6.70% due 3/01/2025                                           158
                NR*      Aaa         370   Ohio HFA, Residential Mortgage Revenue Bonds, Series A-1, 6.35%
                                           due 9/01/2031 (d)                                                            372
                AAA      Aaa       8,000   Ohio State Air Quality Development Authority Revenue Refunding Bonds
                                           (Dayton Power & Light Company), Series B, 6.40% due 8/15/2027 (f)          8,040
                AAA      Aaa       1,000   Ohio State Water Development Authority, Pollution Control Facilities
                                           Revenue Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due
                                           8/01/2023 (c)                                                              1,023
                NR*      NR*       1,470   Port of Greater Cincinnati Development Authority, Ohio, Special
                                           Assessment Revenue Bonds (Cooperative Public Parking Infrastructure
                                           Project), 6.40% due 2/15/2034                                              1,458
                AAA      Aaa       3,005   Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds
                                           (Convention Center Project), 5.70% due 10/01/2015 (f)                      3,255

Oregon--0.7%                               Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds
                                           (Pacific University) (m):
                AA       NR*         250      6% due 5/01/2015                                                          272
                AA       NR*         250      6.20% due 5/01/2020                                                       274
                AAA      Aaa       2,485   Jackson County, Oregon, Central Point School District Number 006,
                                           GO, 5.75% due 6/15/2017 (e)                                                2,731
                                           Oregon State Housing and Community Services Department, Mortgage
                                           Revenue Refunding Bonds (S/F Mortgage Program):
                NR*      Aa2          70      AMT, Series A, 6.20% due 7/01/2027                                         72
                NR*      Aa2         155      Series A, 6.40% due 7/01/2018                                             158
                NR*      Aaa         500   Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy
                                           Station Apartments Project), AMT, 5.90% due 7/01/2023 (f)                    518
                AAA      Aaa       1,000   Portland, Oregon, Sewer System Revenue Bonds, Series A, 5.75% due
                                           8/01/2018 (e)                                                              1,101
                NR*      Aaa       3,190   Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds
                                           (South Park Blocks), Series A, 5.75% due 6/15/2018 (c)                     3,532
                NR*      Aaa       1,000   Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding
                                           Bonds (Downtown Waterfront), Series A, 5.75% due 6/15/2018 (c)             1,107

Pennsylvania--  AAA      Aaa       2,220   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
1.0%                                       Bonds, 5.75% due 12/01/2017 (f)                                            2,473
                A        NR*       4,000   Pennsylvania State Higher Educational Facilities Authority Revenue
                                           Bonds (University of Pennsylvania Medical Center Health System),
                                           Series A, 6% due 1/15/2031                                                 4,149
                NR*      NR*       1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                           7.75% due 12/01/2017                                                       1,292
                A-       NR*       5,750   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                           Refunding Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031          5,824

Rhode Island--  AAA      Aaa       6,815   Rhode Island State Economic Development Corporation, Airport Revenue
0.6%                                       Bonds, Series B, 6% due 7/01/2028 (e)                                      7,314
                AA       NR*       1,000   Rhode Island State Economic Development Corporation Revenue Bonds
                                           (Providence Place Mall), 6.125% due 7/01/2020 (m)                          1,093


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
South Carolina                             Medical University, South Carolina, Hospital Authority, Hospital
--1.2%                                     Facilities Revenue Refunding Bonds:
                BBB+     Baa2    $ 2,450      6.50% due 8/15/2032                                               $     2,529
                BBB+     Baa2      5,400      Series A, 6.375% due 8/15/2027                                          5,542
                AAA      Aaa       3,000   Piedmont Municipal Power Agency, South Carolina, Electric Revenue
                                           Refunding Bonds, 6.75% due 1/01/2019 (e)                                   3,652
                NR*      NR*       5,000   South Carolina Jobs EDA, Residential Care Facilities Revenue
                                           Bonds (South Carolina Episcopal--Still Hopes Residence Project),
                                           Series A, 6.375% due 5/15/2032                                             4,908

South Dakota--  NR*      Aaa       3,750   Pierre, South Dakota, School District Number 32-2, GO, 5.75% due
0.3%                                       8/01/2010 (h)(j)                                                           4,225

Tennessee--                                Chattanooga, Tennessee, Industrial Development Board, Lease Rent
2.1%                                       Revenue Bonds (Southside Redevelopment Corporation) (c):
                AAA      Aaa       4,485      5.75% due 10/01/2017                                                    4,949
                AAA      Aaa       3,740      5.75% due 10/01/2018                                                    4,127
                BB       Ba2       4,950   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                           Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                    4,969
                AA       Aa2       5,000   Metropolitan Government of Nashville and Davidson County,
                                           Tennessee, GO, 5.875% due 5/15/2026                                        5,282
                NR*      NR*       2,000   Metropolitan Knoxville, Tennessee, Airport Authority, Special
                                           Purpose Revenue Bonds (Northwest Airlines Inc. Project), AMT, 8%
                                           due 4/01/2032                                                              1,833
                A-       A3        7,300   Shelby County, Tennessee, Health, Educational and Housing Facility
                                           Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                           6.50% due 9/01/2026                                                        7,874

Texas--12.7%                               Austin, Texas, Convention Center Revenue Bonds (Convention
                                           Enterprises Inc.):
                BBB-     Baa3      5,300      First Tier, Series A, 6.60% due 1/01/2021                               5,497
                BBB-     Baa3      2,300      First Tier, Series A, 6.70% due 1/01/2028                               2,385
                BBB-     Aa3       6,740      Trust Certificates, Second Tier, Series B, 6% due 1/01/2023             6,714
                AAA      Aaa      10,630   Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                           Venue), 6.20% due 11/15/2029 (e)                                          11,735
                                           Bexar County, Texas, Health Facilities Development Corporation,
                                           Revenue Refunding Bonds (Army Retirement Residence Project):
                BBB-     NR*         600      6.125% due 7/01/2022                                                      619
                BBB-     NR*       1,750      6.30% due 7/01/2032                                                     1,791
                                           Brazos River Authority, Texas, PCR, Refunding, AMT:
                BBB      Baa2      1,500      (TXU Energy Company Project), Series C, 5.75% due 5/01/2036             1,597
                BBB      Baa2      2,280      (Texas Utility Company), Series A, 7.70% due 4/01/2033                  2,610
                BBB-     NR*       4,250   Brazos River Authority, Texas, Revenue Refunding Bonds
                                           (Reliant Energy Inc. Project), Series B, 7.75% due 12/01/2018              4,641
                A        A3        3,700   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                           Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                           AMT, Series A-7, 6.625% due 5/15/2033                                      3,938
                AAA      NR*       1,155   Cameron County, Texas, Housing Finance Corporation, S/F Mortgage
                                           Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (i)               1,169
                AAA      NR*       1,145   Central Texas Housing Fianance Corporation, S/F Mortgage Revenue
                                           Bonds (GNMA Mortgage Program), AMT, 8.20% due 6/28/2017 (d)                1,159
                BBB-     Baa3      4,620   Dallas-Fort Worth, Texas, International Airport Facility,
                                           Improvement Corporation Revenue Bonds (Learjet Inc.), AMT,
                                           Series 2001-A-1, 6.15% due 1/01/2016                                       4,568
                AAA      NR*      18,250   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                           DRIVERS, AMT, Series 201, 10.596% due 11/01/2024 (e)(g)                   20,883
                AA       NR*       1,260   Fort Bend County, Texas, Municipal Utility District Number 23,
                                           GO, 6.625% due 9/01/2024 (m)                                               1,377
                AA+      Aa1       1,400   Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due
                                           3/01/2005 (j)                                                              1,444
                                           Gregg County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds (Good Shepherd Medical Center Project) (m):
                AA       Baa2      1,000      6.875% due 10/01/2020                                                   1,146
                AA       Baa2      3,500      6.375% due 10/01/2025                                                   3,839
                BBB      Baa2      2,465   Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding
                                           Bonds (International Paper Company), AMT, Series A, 6.10% due
                                           8/01/2024                                                                  2,500
                AA-      NR*       2,500   Harris County, Texas, Health Facilities Development Corporation,
                                           Revenue Refunding Bonds (Saint Luke's Episcopal Hospital), Series A,
                                           5.625% due 2/15/2017                                                       2,629
                B-       Caa2      3,000   Houston, Texas, Airport System, Special Facilities Revenue
                                           Bonds (Continental Airlines Terminal Improvement), AMT, Series B,
                                           6.125% due 7/15/2027                                                       2,143


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
State       Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Texas                                      Matagorda County, Texas, Navigation District Number 1, Revenue
(concluded)                                Refunding Bonds:
                BBB      Baa2    $ 2,500      (Centerpoint Energy Project), 5.60% due 3/01/2027                 $     2,464
                BBB-     Ba2       8,080      (Reliant Energy Inc.), Series C, 8% due 5/01/2029                       8,891
                B        NR*       7,350   Matagorda County, Texas, Port of Bay City Authority Revenue
                                           Bonds (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026           6,957
                AAA      Aaa       1,000   Pflugerville, Texas, Independent Industrial School District,
                                           GO, 5.75% due 8/15/2020                                                    1,085
                BB       Ba3       4,825   Port Corpus Christi, Texas, Individual Development Corporation,
                                           Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                           Project), AMT, 8.25% due 11/01/2031                                        5,087
                BBB      Ba3       2,495   Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                           Series A, 6.45% due 11/01/2030                                             2,365
                AA       NR*       1,000   Red River, Texas, Education Finance Revenue Bonds (Saint Mark's
                                           School-Texas Project), 6% due 8/15/2019                                    1,090
                NR*      Aaa       3,485   South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                           Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031 (i)                      3,641
                                           Southeast Texas, Housing Finance Corporation Revenue Bonds,
                                           AMT (d)(l):
                NR*      Aaa         345      Series A, 8% due 11/01/2025                                               359
                NR*      Aaa         365      Series B, 8.50% due 11/01/2025                                            368
                AA       Aa1       2,590   Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                           Series A, 7% due 8/01/2004                                                 2,653
                                           Texas State Public Finance Authority, Building Revenue Bonds (h):
                AAA      Aaa       2,100      (General Services Commission Project), Series A, 6% due 2/01/2020       2,296
                AAA      Aaa       1,000      (State Preservation Project), Series B, 6% due 8/01/2015                1,110
                AAA      Aaa      45,000   Texas State Turnpike Authority, Central Texas Turnpike System
                                           Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038 (c)              47,835
                AAA      Aaa       4,930   Upper Trinity Regional Water District, Texas, Water Revenue Bonds
                                           (Regional Treated Water Supply System), Series A, 6% due 8/01/2020 (e)     5,427
                AAA      Aaa       2,305   Webster, Texas, GO, COP, Series A, 6% due 3/01/2021 (h)                    2,523

Utah--0.9%      AAA      NR*      12,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                           Bonds, 7.50% due 12/15/2004 (j)(m)                                        12,571

Virginia--0.4%  BBB+     A3        2,425   Chesterfield County, Virginia, IDA, PCR, Refunding (Virginia
                                           Electric and Power Company), Series B, 5.875% due 6/01/2017                2,572
                BB       Ba2       4,250   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                           Senior Series A, 5.50% due 8/15/2028                                       3,564

Washington--    AAA      Aaa       2,065   Kitsap County, Washington, GO, 5.875% due 7/01/2020 (c)                    2,258
1.9%            AAA      Aaa       3,000   Port Seattle, Washington, Special Facilities Revenue Bonds,
                                           Series A, 6% due 9/01/2029 (f)                                             3,246
                AAA      Aaa       3,010   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                           5.75% due 11/01/2022 (f)                                                   3,237
                                           Seattle, Washington, Housing Authority Revenue Bonds:
                NR*      NR*       2,750      (Newholly Project), AMT, 6.25% due 12/01/2035                           2,595
                NR*      NR*       4,935      (Replacement Housing Project), 6.125% due 12/01/2032                    4,752
                AAA      Aaa       7,750   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                           Series A, 5.75% due 1/01/2017 (h)                                          8,533
                AAA      Aaa       1,625   University of Washington, University Revenue Bonds (Student
                                           Facilities Fee), 5.875% due 6/01/2017 (h)                                  1,813

West Virginia-- BBB      Baa2      7,500   Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds
0.6%                                       (TJ International Project), AMT, 7% due 7/15/2025                          7,910


Wisconsin--     A1+      Aa2         635   Wisconsin Housing and EDA, Home Ownership Revenue Refunding Bonds,
0.6%                                       RITR, AMT, Series 18, 10.532% due 9/01/2028 (g)                              641
                AAA      Aaa       3,255   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)               3,396
                                           Wisconsin State Health and Educational Facilities Authority Revenue
                                           Bonds (Synergyhealth Inc.):
                BBB+     NR*       3,250      6% due 11/15/2023                                                       3,286
                BBB+     NR*       1,700      6% due 11/15/2032                                                       1,700

Wyoming--1.3%   AAA      Aaa       8,400   Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company
                                           Project), Series A, 6.05% due 7/15/2026 (f)                                9,048
                BB+      Ba3       9,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                           (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                 9,068


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Schedule of Investments (concluded)                                                National Portfolio        (In Thousands)
            S&P        Moody's       Face
            Ratings+++ Ratings+++  Amount  Municipal Bonds                                                          Value
Guam--0.0%      AAA      NR*     $   115   Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT,
                                           Series A, 5.75% due 9/01/2031 (l)                                    $       121

Puerto                                     Puerto Rico Commonwealth Highway and Transportation Authority,
Rico--3.9%                                 Transportation Revenue Bonds:
                A-       Baa2      8,045      5.75% due 7/01/2022                                                     8,617
                A        Baa1      1,000      Series B, 6% due 7/01/2005 (j)                                          1,054
                AAA      Aaa       2,000      Series B, 5.875% due 7/01/2021 (f)                                      2,190
                AAA      Aaa         785   Puerto Rico Commonwealth, Public Improvement, GO, Refunding,
                                           5.70% due 7/01/2020 (f)                                                      852
                A-       A3       15,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                           Series NN, 5.125% due 7/01/2029                                           14,782
                NR*      Aa2       2,000   Puerto Rico Industrial Tourist Educational, Medical and
                                           Environmental Control Facilities Revenue Bonds (Ascension Health),
                                           RIB, Series 377, 10.89% due 11/15/2030 (g)                                 2,318
                                           Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds:
                AAA      Aaa      15,545      Series A, 5.50% due 8/01/2011 (f)(j)                                   17,430
                BBB+     Baa2      2,750      Series E, 5.70% due 2/01/2010 (j)                                       3,086
                BBB+     Baa2      3,995      Series E, 5.50% due 8/01/2029                                           4,300

Virgin          BBB-     Baa3      8,000   Virgin Islands Government Refinery Facilities Revenue Refunding
Islands--0.6%                              Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                    8,465

                                           Total Municipal Bonds (Cost--$1,285,175)--95.5%                        1,344,544


                                  Shares
                                    Held   Short-Term Securities
                                  17,423   Merrill Lynch Institutional Tax-Exempt Fund**                             17,423

                                           Total Short-Term Securities (Cost--$17,423)--1.3%                         17,423

                Total Investments (Cost--$1,302,598)--96.8%                                                       1,361,967
                Other Assets Less Liabilities--3.2%                                                                  45,491
                                                                                                                -----------
                Net Assets--100.0%                                                                              $ 1,407,458
                                                                                                                ===========

(a)Connie Lee Insured.

(b)FHA Insured.

(c)AMBAC Insured.

(d)GNMA Collateralized.

(e)FGIC Insured.

(f)MBIA Insured.

(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2004.

(h)FSA Insured.

(i)FNMA/GNMA Collateralized.

(j)Prerefunded.

(k)XL Capital Insured.

(l)FHLMC Collateralized.

(m)Radian Insured.

(n)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2004.

++Highest short-term rating by Moody's Investors Service, Inc.

+++Ratings of issues shown are unaudited.

*Not Rated.

**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                          (6,000)          $160


See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Statements of Assets and Liabilities
                                                                          Limited
                                                                          Maturity            Insured           National
As of June 30, 2004                                                      Portfolio           Portfolio         Portfolio
Assets
       Investments in unaffiliated securities, at value*               $   678,722,201    $ 1,084,745,131   $ 1,344,543,567
       Investments in affiliated securities, at value**                     16,813,784          3,016,723        17,423,245
       Cash                                                                    100,601            602,666            65,827
       Receivables:
           Interest                                                          7,325,270         15,278,579        25,026,856
           Securities sold                                                   5,192,211          3,876,693        27,003,667
           Capital shares sold                                                 878,518            146,004           790,019
           Dividends from affiliates                                               427            107,672               443
       Prepaid expenses and other assets                                        61,555            782,653            28,262
                                                                       ---------------    ---------------   ---------------
       Total assets                                                        709,094,567      1,108,556,121     1,414,881,886
                                                                       ---------------    ---------------   ---------------

Liabilities

       Unrealized depreciation on forward interest rate swaps                       --            281,865                --
       Payables:
           Securities purchased                                             10,213,993         16,321,085         1,532,575
           Dividends to shareholders                                           228,045          1,132,749         1,575,713
           Capital shares redeemed                                           2,504,631            870,080         3,781,178
           Distributor                                                          80,549            147,633           227,461
           Investment adviser                                                   18,820             32,136            54,854
           Reorganization costs                                                     --                 --            85,850
           Other affiliates                                                     34,383             71,603            91,772
       Accrued expenses and other liabilities                                   39,269             64,345            74,404
                                                                       ---------------    ---------------   ---------------
       Total liabilities                                                    13,119,690         18,921,496         7,423,807
                                                                       ---------------    ---------------   ---------------

Net Assets

       Net assets                                                      $   695,974,877    $ 1,089,634,625   $ 1,407,458,079
                                                                       ===============    ===============   ===============

Net Assets Consist of

       Class A Common Stock, $.10 par value++                          $     2,433,844    $     2,378,230   $     2,014,975
       Class B Common Stock, $.10 par value++++                                628,304          1,449,819         2,118,179
       Class C Common Stock, $.10 par value++++++                            1,445,827            803,103           727,511
       Class I Common Stock, $.10 par value++++++++                          2,422,907          9,526,194         8,821,059
       Paid-in capital in excess of par                                    691,065,997      1,051,051,007     1,411,074,923
                                                                       ---------------    ---------------   ---------------
       Undistributed investment income--net                                    482,491          1,161,152           806,143
       Accumulated realized capital losses on investments--net             (1,634,502)       (15,856,122)      (77,473,250)
       Unrealized appreciation/depreciation on investments--net              (869,991)         39,121,242        59,368,539
                                                                       ---------------    ---------------   ---------------
       Total accumulated earnings (losses)--net                            (2,022,002)         24,426,272      (17,298,568)
                                                                       ---------------    ---------------   ---------------
       Net Assets                                                      $   695,974,877    $ 1,089,634,625   $ 1,407,458,079
                                                                       ===============    ===============   ===============


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Statements of Assets and Liabilities (concluded)
                                                                          Limited
                                                                          Maturity            Insured           National
As of June 30, 2004                                                      Portfolio           Portfolio         Portfolio
Net Asset Value

       Class A:
           Net assets                                                  $   244,740,563    $   183,006,956   $   207,375,848
                                                                       ===============    ===============   ===============
           Shares outstanding                                               24,338,440         23,782,295        20,149,754
                                                                       ===============    ===============   ===============
           Net asset value and redemption price per share              $         10.06    $          7.70   $         10.29
                                                                       ===============    ===============   ===============
       Class B:
           Net assets                                                  $    63,134,880    $   111,524,168   $   217,814,209
                                                                       ===============    ===============   ===============
           Shares outstanding                                                6,283,042         14,498,190        21,181,794
                                                                       ===============    ===============   ===============
           Net asset value and redemption price per share              $         10.05    $          7.69   $         10.28
                                                                       ===============    ===============   ===============
       Class C:
           Net assets                                                  $   144,656,247    $    61,793,988   $    74,848,929
                                                                       ===============    ===============   ===============
           Shares outstanding                                               14,458,265          8,031,027         7,275,109
                                                                       ===============    ===============   ===============
           Net asset value and redemption price per share              $         10.01    $          7.69   $         10.29
                                                                       ===============    ===============   ===============
       Class I:
           Net assets                                                  $   243,443,187    $   733,309,513   $   907,419,093
                                                                       ===============    ===============   ===============
           Shares outstanding                                               24,229,070         95,261,941        88,210,587
                                                                       ===============    ===============   ===============
           Net asset value and redemption price per share              $         10.05    $          7.70   $         10.29
                                                                       ===============    ===============   ===============
             * Identified cost                                         $   679,592,192    $ 1,045,342,024   $ 1,285,175,028
                                                                       ===============    ===============   ===============
            ** Identified cost for affiliated securities                    16,813,784          3,016,723        17,423,245
                                                                       ===============    ===============   ===============
            ++ Authorized shares--Class A                                  150,000,000        500,000,000       375,000,000
                                                                       ===============    ===============   ===============
          ++++ Authorized shares--Class B                                  150,000,000        375,000,000       375,000,000
                                                                       ===============    ===============   ===============
        ++++++ Authorized shares--Class C                                  150,000,000        375,000,000       375,000,000
                                                                       ===============    ===============   ===============
      ++++++++ Authorized shares--Class I                                  150,000,000        500,000,000       375,000,000
                                                                       ===============    ===============   ===============

               See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Statements of Operations
                                                                          Limited
                                                                          Maturity            Insured           National
For the Year Ended June 30, 2004                                         Portfolio           Portfolio         Portfolio
Investment Income

       Interest                                                        $    16,037,419    $    64,371,676   $    71,655,879
       Dividends from affiliates                                               394,028            216,927           160,013
       Dividends                                                                    --            501,824                --
                                                                       ---------------    ---------------   ---------------
       Total income                                                         16,431,447         65,090,427        71,815,892
                                                                       ---------------    ---------------   ---------------

Expenses

       Investment advisory fees                                              2,500,813          4,295,090         5,864,979
       Account maintenance and distribution fees--Class C                      530,634            521,620           600,097
       Account maintenance fees--Class A                                       270,365            468,042           526,204
       Account maintenance and distribution fees--Class B                      257,287          1,009,165         2,010,111
       Accounting services                                                     230,246            351,495           364,840
       Registration fees                                                       140,208             53,523            66,038
       Transfer agent fees--Class A                                             62,602             77,705           109,626
       Transfer agent fees--Class I                                             58,348            329,026           353,837
       Transfer agent fees--Class C                                             42,109             32,506            45,029
       Custodian fees                                                           39,741             57,368            55,227
       Professional fees                                                        31,786             52,562            62,432
       Printing and shareholder reports                                         30,432             50,688            49,362
       Pricing services                                                         21,674             22,248            51,697
       Transfer agent fees--Class B                                             21,346             66,636           161,877
       Directors' fees and expenses                                             11,687             20,591            20,137
       Other                                                                    33,376             59,400           249,245
                                                                       ---------------    ---------------   ---------------
       Total expenses before waiver                                          4,282,654          7,467,665        10,590,738
       Waiver of expenses                                                     (98,078)           (52,967)          (39,488)
                                                                       ---------------    ---------------   ---------------
       Total expenses after waiver                                           4,184,576          7,414,698        10,551,250
                                                                       ---------------    ---------------   ---------------
       Investment income--net                                               12,246,871         57,675,729        61,264,642
                                                                       ---------------    ---------------   ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

       Realized gain (loss) on investments--net                            (1,056,145)          5,207,367       (1,437,730)
       Change in unrealized appreciation/depreciation on
       investments--net                                                    (8,070,447)       (62,104,593)      (32,654,407)
                                                                       ---------------    ---------------   ---------------
       Total realized and unrealized loss on investments--net              (9,126,592)       (56,897,226)      (34,092,137)
                                                                       ---------------    ---------------   ---------------
       Net Increase in Net Assets Resulting from Operations            $     3,120,279    $       778,503   $    27,172,505
                                                                       ===============    ===============   ===============

       See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Statements of Changes in Net Assets                                                              Limited Maturity Portfolio
                                                                                                   For the Year Ended
                                                                                                        June 30,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

       Investment income--net                                                             $    12,246,871   $    13,390,424
       Realized gain (loss) on investments--net                                               (1,056,145)           474,301
       Change in unrealized appreciation/depreciation on investments--net                     (8,070,447)         1,115,437
                                                                                          ---------------   ---------------
       Net increase in net assets resulting from operations                                     3,120,279        14,980,162
                                                                                          ---------------   ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                            (4,538,777)       (4,590,844)
           Class B                                                                            (1,050,664)       (1,899,081)
           Class C                                                                            (2,160,826)       (1,287,536)
           Class I                                                                            (4,488,624)       (5,543,293)
                                                                                          ---------------   ---------------
       Net decrease in net assets resulting from dividends to shareholders                   (12,238,891)      (13,320,754)
                                                                                          ---------------   ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions         (14,166,003)       288,357,426
                                                                                          ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets                                               (23,284,615)       290,016,834
       Beginning of year                                                                      719,259,492       429,242,658
                                                                                          ---------------   ---------------
       End of year*                                                                       $   695,974,877   $   719,259,492
                                                                                          ===============   ===============
           *Undistributed investment income--net                                          $       482,491   $       474,511
                                                                                          ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Statements of Changes in Net Assets (continued)                                                           Insured Portfolio
                                                                                                   For the Year Ended
                                                                                                        June 30,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

       Investment income--net                                                             $    57,675,729   $    63,092,264
       Realized gain on investments--net                                                        5,207,367        18,978,718
       Change in unrealized appreciation/depreciation on investments--net                    (62,104,593)        25,252,894
                                                                                          ---------------   ---------------
       Net increase in net assets resulting from operations                                       778,503       107,323,876
                                                                                          ---------------   ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                            (8,990,802)       (8,594,352)
           Class B                                                                            (5,785,538)       (7,434,794)
           Class C                                                                            (2,766,852)       (2,290,564)
           Class I                                                                           (40,101,428)      (44,741,184)
                                                                                          ---------------   ---------------
       Net decrease in net assets resulting from dividends to shareholders                   (57,644,620)      (63,060,894)
                                                                                          ---------------   ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                   (123,327,160)      (30,345,541)
                                                                                          ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets                                              (180,193,277)        13,917,441
       Beginning of year                                                                    1,269,827,902     1,255,910,461
                                                                                          ---------------   ---------------
       End of year*                                                                       $ 1,089,634,625   $ 1,269,827,902
                                                                                          ===============   ===============
           *Undistributed investment income--net                                          $     1,161,152   $     1,129,449
                                                                                          ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Statements of Changes in Net Assets (concluded)                                                          National Portfolio
                                                                                                   For the Year Ended
                                                                                                        June 30,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

       Investment income--net                                                             $    61,264,642   $    62,500,439
       Realized gain (loss) on investments--net                                               (1,437,730)        23,064,897
       Change in unrealized appreciation/depreciation on investments--net                    (32,654,407)         8,215,548
                                                                                          ---------------   ---------------
       Net increase in net assets resulting from operations                                    27,172,505        93,780,884
                                                                                          ---------------   ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                           (10,513,482)       (9,204,187)
           Class B                                                                           (12,045,994)      (16,020,155)
           Class C                                                                            (3,332,550)       (3,170,397)
           Class I                                                                           (35,485,746)      (33,985,291)
                                                                                          ---------------   ---------------
       Net decrease in net assets resulting from dividends to shareholders                   (61,377,772)      (62,380,030)
                                                                                          ---------------   ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                     217,980,200        79,473,855
                                                                                          ---------------   ---------------

Net Assets

       Total increase in net assets                                                           183,774,933       110,874,709
       Beginning of year                                                                    1,223,683,146     1,112,808,437
                                                                                          ---------------   ---------------
       End of year*                                                                       $ 1,407,458,079   $ 1,223,683,146
                                                                                          ===============   ===============
           *Undistributed investment income--net                                          $       806,143   $       733,857
                                                                                          ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights                                                                             Limited Maturity Portfolio

The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004       2003++++     2002++++     2001++++     2000++++
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.18   $    10.14   $    10.06   $     9.86   $     9.92
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                     .17++        .24++          .32          .38          .37
       Realized and unrealized gain (loss) on
       investments--net                                           (.12)          .04          .08          .20        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .05          .28          .40          .58          .31
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends from investment income--net                 (.17)        (.24)        (.32)        (.38)        (.37)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.06   $    10.18   $    10.14   $    10.06   $     9.86
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          .50%        2.77%        3.99%        5.96%        3.20%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .52%         .52%         .56%         .54%         .50%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .53%         .53%         .56%         .54%         .50%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     1.68%        2.31%        3.13%        3.80%        3.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  244,741   $  248,454   $  140,744   $   42,619   $   39,090
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        69.08%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                 Limited Maturity Portfolio

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.17   $    10.13   $    10.06   $     9.86   $     9.92
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                     .14++        .21++          .29          .35          .35
       Realized and unrealized gain (loss) on
       investments--net                                           (.12)          .04          .07          .20        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .02          .25          .36          .55          .29
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends from investment income--net                 (.14)        (.21)        (.29)        (.35)        (.35)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.05   $    10.17   $    10.13   $    10.06   $     9.86
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          .24%        2.51%        3.62%        5.69%        2.94%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .77%         .78%         .82%         .80%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .78%         .79%         .82%         .80%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     1.43%        2.10%        2.87%        3.55%        3.47%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $   63,135   $   83,886   $   81,967   $   31,480   $   32,742
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        69.08%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                 Limited Maturity Portfolio

The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.13   $    10.09   $    10.01   $     9.82   $     9.88
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                     .14++        .19++          .29          .35          .34
       Realized and unrealized gain (loss) on
       investments--net                                           (.12)          .06          .08          .19        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .02          .25          .37          .54          .28
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends from investment income--net                 (.14)        (.21)        (.29)        (.35)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.01   $    10.13   $    10.09   $    10.01   $     9.82
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          .23%        2.52%        3.72%        5.59%        2.93%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .77%         .78%         .82%         .81%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .78%         .79%         .82%         .81%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     1.42%        1.92%        2.91%        3.53%        3.46%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  144,656   $  135,782   $    1,596   $      602   $      308
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        69.08%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                 Limited Maturity Portfolio

The following per share data and ratios have been derived                             Class I
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004       2003++++     2002++++     2001++++     2000++++
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.17   $    10.13   $    10.05   $     9.85   $     9.91
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                     .18++        .27++          .34          .39          .38
       Realized and unrealized gain (loss) on
       investments--net                                           (.12)          .02          .08          .20        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .06          .29          .42          .59          .32
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends from investment income--net                 (.18)        (.25)        (.34)        (.39)        (.38)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.05   $    10.17   $    10.13   $    10.05   $     9.85
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          .59%        2.87%        4.10%        6.07%        3.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .42%         .42%         .46%         .44%         .40%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .43%         .43%         .46%         .44%         .40%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     1.78%        2.44%        3.30%        3.91%        3.83%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  243,443   $  251,137   $  204,936   $  191,481   $  215,421
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        69.08%       44.61%       74.74%       51.94%       51.42%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                          Insured Portfolio

The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004       2003++++     2002++++     2001++++     2000++++
Per Share Operating Performance

       Net asset value, beginning of year                    $     8.07   $     7.79   $     7.69   $     7.36   $     7.79
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                    .38+++       .39+++          .39          .37          .38
       Realized and unrealized gain (loss) on
       investments--net                                           (.37)          .28          .10          .33        (.32)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .01          .67          .49          .70          .06
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.38)        (.39)        (.39)        (.37)        (.38)
           Realized gain on investments--net                         --           --         --++           --           --
           In excess of realized gain on investments--net            --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.38)        (.39)        (.39)        (.37)        (.49)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $     7.70   $     8.07   $     7.79   $     7.69   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          .10%        8.77%        6.63%        9.74%         .96%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .71%         .71%         .72%         .70%         .68%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .71%         .71%         .72%         .70%         .68%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     4.79%        4.88%        5.10%        4.94%        5.10%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  183,007   $  187,805   $  161,110   $  145,688   $   99,326
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        49.27%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                          Insured Portfolio

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

       Net asset value, beginning of year                    $     8.07   $     7.79   $     7.68   $     7.36   $     7.78
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                    .34+++       .35+++          .36          .34          .34
       Realized and unrealized gain (loss) on
       investments--net                                           (.38)          .28          .11          .32        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                           (.04)          .63          .47          .66          .03
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.34)        (.35)        (.36)        (.34)        (.34)
           Realized gain on investments--net                         --           --         --++           --           --
           In excess of realized gain on investments--net            --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.34)        (.35)        (.36)        (.34)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $     7.69   $     8.07   $     7.79   $     7.68   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                        (.53%)        8.21%        6.23%        9.04%         .57%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                    1.21%        1.22%        1.23%        1.21%        1.19%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   1.22%        1.22%        1.23%        1.21%        1.19%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     4.29%        4.38%        4.58%        4.43%        4.56%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  111,524   $  160,177   $  182,241   $  223,710   $  276,154
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        49.27%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                          Insured Portfolio

The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

       Net asset value, beginning of year                    $     8.07   $     7.79   $     7.68   $     7.36   $     7.78
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                    .33+++       .34+++          .35          .33          .34
       Realized and unrealized gain (loss) on
       investments--net                                           (.38)          .28          .11          .32        (.31)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                           (.05)          .62          .46          .65          .03
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.33)        (.34)        (.35)        (.33)        (.34)
           Realized gain on investments--net                         --           --         --++           --           --
           In excess of realized gain on investments--net            --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.33)        (.34)        (.35)        (.33)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $     7.69   $     8.07   $     7.79   $     7.68   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                        (.58%)        8.16%        6.18%        8.99%         .52%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                    1.26%        1.27%        1.28%        1.26%        1.24%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   1.27%        1.27%        1.28%        1.26%        1.24%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     4.23%        4.31%        4.56%        4.38%        4.52%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $   61,794   $   66,089   $   34,541   $   14,392   $   12,856
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        49.27%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                          Insured Portfolio

The following per share data and ratios have been derived                             Class I
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004       2003++++     2002++++     2001++++     2000++++
Per Share Operating Performance

       Net asset value, beginning of year                    $     8.07   $     7.80   $     7.69   $     7.36   $     7.79
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                    .40+++       .41+++          .41          .39          .40
       Realized and unrealized gain (loss) on
       investments--net                                           (.37)          .27          .11          .33        (.32)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .03          .68          .52          .72          .08
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.40)        (.41)        (.41)        (.39)        (.40)
           Realized gain on investments--net                         --           --         --++           --           --
           In excess of realized gain on investments--net            --           --           --           --        (.11)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.40)        (.41)        (.41)        (.39)        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $     7.70   $     8.07   $     7.80   $     7.69   $     7.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          .35%        8.88%        7.03%       10.01%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .46%         .46%         .47%         .45%         .43%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .46%         .46%         .47%         .45%         .43%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     5.04%        5.13%        5.35%        5.19%        5.33%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  733,310   $  855,757   $  878,018   $  920,597   $  972,420
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        49.27%       38.17%       32.78%       64.39%       94.08%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                         National Portfolio

The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004       2003++++     2002++++     2001++++     2000++++
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.54   $    10.27   $    10.15   $     9.71   $    10.22
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                    .52+++       .53+++          .53          .52          .54
       Realized and unrealized gain (loss) on
       investments--net                                           (.25)          .27          .12          .44        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .27          .80          .65          .96          .03
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.52)        (.53)        (.53)        (.52)        (.54)
           Realized gain on investments--net                         --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.52)        (.53)        (.53)        (.52)        (.54)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.29   $    10.54   $    10.27   $    10.15   $     9.71
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                         2.62%        7.98%        6.72%       10.04%         .43%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .85%         .84%         .87%         .83%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .85%         .84%         .87%         .83%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     4.97%        5.10%        5.30%        5.16%        5.50%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  207,376   $  200,108   $  137,225   $  124,082   $   86,701
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        22.46%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                         National Portfolio

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.53   $    10.26   $    10.14   $     9.70   $    10.21
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                       .47       .48+++          .53          .46          .49
       Realized and unrealized gain (loss) on
       investments--net                                           (.26)          .27          .12          .44        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .21          .75          .65          .90        (.02)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.46)        (.48)        (.53)        (.46)        (.49)
           Realized gain on investments--net                         --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.46)        (.48)        (.53)        (.46)        (.49)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.28   $    10.53   $    10.26   $    10.14   $     9.70
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                         2.10%        7.43%        6.18%        9.49%       (.09%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                    1.35%        1.34%        1.38%        1.34%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   1.36%        1.35%        1.38%        1.34%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     4.47%        4.59%        4.80%        4.67%        4.98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  217,814   $  321,477   $  295,827   $  227,592   $  254,860
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        22.46%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (continued)                                                                         National Portfolio

The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.54   $    10.26   $    10.14   $     9.71   $    10.22
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                    .46+++       .47+++          .53          .46          .48
       Realized and unrealized gain (loss) on
       investments--net                                           (.25)          .28          .12          .43        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .21          .75          .65          .89        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.46)        (.47)        (.53)        (.46)        (.48)
           Realized gain on investments--net                         --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.46)        (.47)        (.53)        (.46)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.29   $    10.54   $    10.26   $    10.14   $     9.71
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                         2.05%        7.48%        6.13%        9.33%       (.13%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                    1.40%        1.39%        1.43%        1.39%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   1.41%        1.40%        1.43%        1.39%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     4.42%        4.54%        4.76%        4.61%        4.92%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $   74,849   $   77,906   $   52,822   $   31,880   $   30,303
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        22.46%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Financial Highlights (concluded)                                                                         National Portfolio

The following per share data and ratios have been derived                             Class I
from information provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004       2003++++     2002++++     2001++++     2000++++
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.54   $    10.26   $    10.14   $     9.70   $    10.22
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net                                    .55+++       .56+++          .62          .54          .56
       Realized and unrealized gain (loss) on
       investments--net                                           (.25)          .28          .12          .44        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .30          .84          .74          .98          .04
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                 (.55)        (.56)        (.62)        (.54)        (.56)
           Realized gain on investments--net                         --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                          (.55)        (.56)        (.62)        (.54)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    10.29   $    10.54   $    10.26   $    10.14   $     9.70
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                         2.88%        8.34%        6.98%       10.32%         .58%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     .60%         .59%         .62%         .58%         .56%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                    .60%         .59%         .62%         .58%         .56%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     5.23%        5.35%        5.55%        5.42%        5.74%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $  907,419   $  624,192   $  626,935   $  653,685   $  682,553
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        22.46%       37.75%       35.75%       80.88%      108.43%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ++ Amount is less than $(.01) per share.

      ++++ Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund's Portfolios offer four classes of shares. Shares of Class A and Class I sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Portfolio.

All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets.

* Financial futures contracts--The Fund's Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio's amortize all premiums and discounts on debt securities.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(h) Reclassification--U.S generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, with respect to the Insured Portfolio, $594 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities and taxable ordinary income dividends received for tax purposes.

In addition, with respect to the National Portfolio, $3,468 has been reclassified between accumulated net realized capital gains and undistributed net investment income and $188,884 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities and non-deductible reorganization expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                                Rate of Advisory Fee

Aggregate of Average Daily               Limited
Net Assets of the Three                  Maturity     Insured      National
Combined Portfolios                     Portfolio    Portfolio    Portfolio

Not exceeding $250 million                 .40 %        .40 %        .50 %
In excess of $250 million but
   not exceeding $400 million              .375         .375         .475
In excess of $400 million but
   not exceeding $550 million              .35          .375         .475
In excess of $550 million but
   not exceeding $1.5 billion              .325         .375         .475
In excess of $1.5 billion                  .325         .35          .475


For the year ended June 30, 2004, FAM earned fees of $2,500,813, $4,295,090 and $5,864,979, of which $98,078, $52,967 and $39,488 were waived for the Limited Maturity Portfolio, Insured Portfolio and National Portfolio, respectively.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                              Account Maintenance Fees

Portfolio                                Class A      Class B      Class C

Limited Maturity                           .10%         .15%         .15%
Insured                                    .25%         .25%         .25%
National                                   .25%         .25%         .25%



                                                   Distribution Fees

Portfolio                                Class A      Class B      Class C

Limited Maturity                            --          .20%         .20%
Insured                                     --          .50%         .55%
National                                    --          .50%         .55%



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:

                                     FAMD                   MLPF&S

Portfolio                    Class A     Class I      Class A    Class I

Limited Maturity             $ 5,227     $   441      $57,900    $ 5,152
Insured                      $ 6,896     $ 9,582      $51,663    $60,801
National                     $11,896     $11,109      $92,903    $80,527


For the year ended June 30, 2004, MLPF&S received contingent deferred sales charges of $524,992 relating to transactions in Class B Shares, amounting to $53,103, $164,789 and $307,100 in the Limited Maturity, Insured and National Portfolios, respectively, and $195,882 relating to transactions in Class C Shares, amounting to $144,052, $17,678 and $34,152 in the Limited Maturity, Insured and National Portfolios, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $31,021 relating to transactions subject to front-end sales charge waivers in Class A Shares amounting to $3,021 and $28,000 in the Insured and National Portfolios and $7,021 relating to transactions subject to front-end sales charge waivers in Class I Shares, amounting to $711 and $6,310 in the Insured and National Portfolios, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended June 30, 2004, the Fund reimbursed FAM $16,575, $24,049 and $25,878 in the Limited Maturity, Insured and National
Portfolios, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were as follows:

                                       Purchases              Sales

Limited Maturity Portfolio         $ 395,298,576      $ 387,942,854
Insured Portfolio                    566,988,727        674,666,357
National Portfolio                   265,250,368        380,013,898


Net realized gains (losses) for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:

                                        Realized
                                           Gains         Unrealized
Limited Maturity Portfolio              (Losses)       Depreciation

Long-term investments            $   (1,073,433)    $     (869,991)
Short-term investments                    17,288                 --
                                 ---------------    ---------------
Total                            $   (1,056,145)    $     (869,991)
                                 ===============    ===============


                                                         Unrealized
                                        Realized      Appreciation/
Insured Portfolio                          Gains       Depreciation

Long-term investments            $     5,207,367    $    39,403,107
Forward interest rate swaps                   --          (281,865)
                                 ---------------    ---------------
Total                            $     5,207,367    $    39,121,242
                                 ===============    ===============


                                        Realized         Unrealized
National Portfolio                        Losses       Appreciation

Long-term investments            $   (1,437,730)    $    59,368,539
                                 ---------------    ---------------
Total                            $   (1,437,730)    $    59,368,539
                                 ===============    ===============


As of June 30, 2004, net unrealized appreciation/depreciation for federal income tax purposes were as follows:

                                                                        Net
                                      Gross          Gross       Unrealized
                                 Unrealized     Unrealized    Appreciation/
                               Appreciation   Depreciation     Depreciation

Limited Maturity Portfolio      $ 1,897,589    $ 2,725,248      $ (827,659)
Insured Portfolio               $47,491,907    $ 7,998,758      $39,493,149
National Portfolio              $65,324,963    $ 5,794,629      $59,530,334


The aggregate cost of investments at June 30, 2004 for federal income tax purposes was $696,363,644 for the Limited Maturity
Portfolio, $1,048,268,705 for the Insured Portfolio and
$1,302,436,478 for the National Portfolio.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the year ended June 30, 2004 and for the year ended June 30, 2003 were $(14,166,003) and $288,357,426, respectively, for the Limited Maturity Portfolio; $(123,327,160) and $(30,345,541), respectively, for the Insured Portfolio; $217,980,200 and $79,473,855, respectively, for the National Portfolio.

Transactions in capital shares for each class were as follows:


Limited Maturity Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                           16,779,060    $   170,216,123
Automatic conversion of shares           774,841          7,859,627
Shares issued to shareholders
   in reinvestment of dividends          259,274          2,627,508
                                  --------------    ---------------
Total issued                          17,813,175        180,703,258
Shares redeemed                     (17,884,341)      (181,029,076)
                                  --------------    ---------------
Net decrease                            (71,166)    $     (325,818)
                                  ==============    ===============


Limited Maturity Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           19,163,398    $   195,049,800
Automatic conversion of shares           599,540          6,100,091
Shares issued to shareholders
   in reinvestment of dividends          306,969          3,122,566
                                  --------------    ---------------
Total issued                          20,069,907        204,272,457
Shares redeemed                      (9,539,525)       (97,085,514)
                                  --------------    ---------------
Net increase                          10,530,382    $   107,186,943
                                  ==============    ===============


Limited Maturity Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,583,097    $    16,032,729
Shares issued to shareholders
   in reinvestment of dividends           66,270            671,027
                                  --------------    ---------------
Total issued                           1,649,367         16,703,756
Automatic conversion of shares         (775,261)        (7,859,627)
Shares redeemed                      (2,838,410)       (28,733,527)
                                  --------------    ---------------
Net decrease                         (1,964,304)    $  (19,889,398)
                                  ==============    ===============


Limited Maturity Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            3,419,780    $    34,748,313
Shares issued to shareholders
   in reinvestment of dividends          120,074          1,220,502
                                  --------------    ---------------
Total issued                           3,539,854         35,968,815
Automatic conversion of shares         (599,877)        (6,100,091)
Shares redeemed                      (2,781,128)       (28,284,229)
                                  --------------    ---------------
Net increase                             158,849    $     1,584,495
                                  ==============    ===============


Limited Maturity Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            7,434,781    $    74,991,846
Shares issued to shareholders
   in reinvestment of dividends          138,151          1,392,490
                                  --------------    ---------------
Total issued                           7,572,932         76,384,336
Shares redeemed                      (6,522,342)       (65,705,019)
                                  --------------    ---------------
Net increase                           1,050,590    $    10,679,317
                                  ==============    ===============


Limited Maturity Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           14,075,218    $   142,489,128
Shares issued to shareholders
   in reinvestment of dividends           81,130            821,390
                                  --------------    ---------------
Total issued                          14,156,348        143,310,518
Shares redeemed                        (906,813)        (9,187,709)
                                  --------------    ---------------
Net increase                          13,249,535    $   134,122,809
                                  ==============    ===============


Limited Maturity Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            7,654,936    $    77,520,808
Shares issued to shareholders
   in reinvestment of dividends          279,125          2,825,785
                                  --------------    ---------------
Total issued                           7,934,061         80,346,593
Shares redeemed                      (8,397,998)       (84,976,697)
                                  --------------    ---------------
Net decrease                           (463,937)    $   (4,630,104)
                                  ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


Limited Maturity Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            9,361,219    $    95,197,425
Shares issued to shareholders
   in reinvestment of dividends          334,427          3,399,346
                                  --------------    ---------------
Total issued                           9,695,646         98,596,771
Shares redeemed                      (5,228,193)       (53,133,592)
                                  --------------    ---------------
Net increase                           4,467,453    $    45,463,179
                                  ==============    ===============


Insured Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,293,482    $    10,118,653
Automatic conversion of shares         2,938,903         23,195,012
Shares issued to shareholders
   in reinvestment of dividends          542,688          4,271,669
                                  --------------    ---------------
Total issued                           4,775,073         37,585,334
Shares redeemed                      (4,263,021)       (33,478,095)
                                  --------------    ---------------
Net increase                             512,052    $     4,107,239
                                  ==============    ===============


Insured Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            1,950,736    $    15,635,023
Automatic conversion of shares         4,209,407         33,525,703
Shares issued to shareholders
   in reinvestment of dividends          494,242          3,937,026
                                  --------------    ---------------
Total issued                           6,654,385         53,097,752
Shares redeemed                      (4,057,088)       (32,406,400)
                                  --------------    ---------------
Net increase                           2,597,297    $    20,691,352
                                  ==============    ===============


Insured Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              899,906    $     7,113,726
Shares issued to shareholders
   in reinvestment of dividends          325,764          2,563,893
                                  --------------    ---------------
Total issued                           1,225,670          9,677,619
Automatic conversion of shares       (2,939,322)       (23,195,012)
Shares redeemed                      (3,642,371)       (28,526,319)
                                  --------------    ---------------
Net decrease                         (5,356,023)    $  (42,043,712)
                                  ==============    ===============


Insured Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            4,003,377    $    31,944,128
Shares issued to shareholders
   in reinvestment of dividends          426,816          3,396,402
                                  --------------    ---------------
Total issued                           4,430,193         35,340,530
Automatic conversion of shares       (4,210,678)       (33,525,703)
Shares redeemed                      (3,757,787)       (29,873,911)
                                  --------------    ---------------
Net decrease                         (3,538,272)    $  (28,059,084)
                                  ==============    ===============


Insured Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,599,948    $    12,660,609
Shares issued to shareholders
   in reinvestment of dividends          187,529          1,476,225
                                  --------------    ---------------
Total issued                           1,787,477         14,136,834
Shares redeemed                      (1,946,278)       (15,252,191)
                                  --------------    ---------------
Net decrease                           (158,801)    $   (1,115,357)
                                  ==============    ===============


Insured Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            4,603,403    $    36,689,714
Shares issued to shareholders
   in reinvestment of dividends          153,209          1,221,255
                                  --------------    ---------------
Total issued                           4,756,612         37,910,969
Shares redeemed                        (999,396)        (7,980,994)
                                  --------------    ---------------
Net increase                           3,757,216    $    29,929,975
                                  ==============    ===============


Insured Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,834,025     $   14,548,109
Shares issued to shareholders
   in reinvestment of dividends        2,141,518         16,867,743
                                  --------------    ---------------
Total issued                           3,975,543         31,415,852
Shares redeemed                     (14,710,762)      (115,691,182)
                                  --------------    ---------------
Net decrease                        (10,735,219)    $  (84,275,330)
                                  ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


Insured Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            2,669,821    $    21,281,651
Shares issued to shareholders
   in reinvestment of dividends        2,353,883         18,745,764
                                  --------------    ---------------
Total issued                           5,023,704         40,027,415
Shares redeemed                     (11,649,682)       (92,935,199)
                                  --------------    ---------------
Net decrease                         (6,625,978)    $  (52,907,784)
                                  ==============    ===============


National Portfolio

Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            3,242,405    $    34,070,043
Automatic conversion of shares         3,679,692         38,392,291
Shares issued to shareholders
   in reinvestment of dividends          468,701          4,887,876
                                  --------------    ---------------
Total issued                           7,390,798         77,350,210
Shares redeemed                      (6,225,568)       (64,975,100)
                                  --------------    ---------------
Net increase                           1,165,230    $    12,375,110
                                  ==============    ===============


National Portfolio
Class A Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            1,817,741    $    18,919,074
Automatic conversion of shares         4,211,990         43,907,704
Shares issued resulting from
   reorganization                      2,781,396         28,790,872
Shares issued to shareholders
   in reinvestment of dividends          419,512          4,367,054
                                  --------------    ---------------
Total issued                           9,230,639         95,984,704
Shares redeemed                      (3,612,689)       (37,612,997)
                                  --------------    ---------------
Net increase                           5,617,950    $    58,371,707
                                  ==============    ===============


National Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,044,188    $    10,862,907
Shares issued to shareholders
   in reinvestment of dividends          485,738          5,059,800
                                  --------------    ---------------
Total issued                           1,529,926         15,922,707
Automatic conversion of shares       (3,682,766)       (38,392,291)
Shares redeemed                      (7,189,222)       (74,707,980)
                                  --------------    ---------------
Net decrease                         (9,342,062)    $  (97,177,564)
                                  ==============    ===============


National Portfolio

Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            3,808,847    $    39,620,050
Shares issued resulting from
   reorganization                      9,719,653        100,571,771
Shares issued to shareholders
   in reinvestment of dividends          661,896          6,880,683
                                  --------------    ---------------
Total issued                          14,190,396        147,072,504
Automatic conversion of shares       (4,215,216)       (43,907,704)
Shares redeemed                      (8,289,076)       (86,180,280)
                                  --------------    ---------------
Net increase                           1,686,104    $    16,984,520
                                  ==============    ===============


National Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            1,945,227    $    20,206,826
Shares issued to shareholders
   in reinvestment of dividends          180,902          1,886,143
                                  --------------    ---------------
Total issued                           2,126,129         22,092,969
Shares redeemed                      (2,244,207)       (23,326,697)
                                  --------------    ---------------
Net decrease                           (118,078)    $   (1,233,728)
                                  ==============    ===============


National Portfolio

Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            2,368,509    $    24,696,245
Shares issued resulting from
   reorganization                      1,042,309         10,790,909
Shares issued to shareholders
   in reinvestment of dividends          172,937          1,799,753
                                  --------------    ---------------
Total issued                           3,583,755         37,286,907
Shares redeemed                      (1,337,070)       (13,921,043)
                                  --------------    ---------------
Net increase                           2,246,685    $    23,365,864
                                  ==============    ===============


National Portfolio

Class I Shares for the Year                                  Dollar
June Ended 30, 2004                       Shares             Amount

Shares sold                            2,236,079    $    23,176,738
Shares issued resulting from
   reorganization                     35,155,756        368,217,557
Shares issued to shareholders
   in reinvestment of dividends        1,843,445         19,167,463
                                  --------------    ---------------
Total issued                          39,235,280        410,561,758
Shares redeemed                     (10,268,772)      (106,545,376)
                                  --------------    ---------------
Net increase                          28,966,508    $   304,016,382
                                  ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


National Portfolio

Class I Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            1,981,190    $    20,668,840
Shares issued resulting from
   reorganization                      2,488,551         25,766,020
Shares issued to shareholders
   in reinvestment of dividends        1,624,924         16,902,499
                                  --------------    ---------------
Total issued                           6,094,665         63,337,359
Shares redeemed                      (7,943,755)       (82,585,595)
                                  --------------    ---------------
Net decrease                         (1,849,090)    $  (19,248,236)
                                  ==============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended June 30, 2004.


6. Distributions to Shareholders:
The tax character of distributions paid by the Limited Maturity
Portfolio during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:

                                       6/30/2004          6/30/2003

Distributions paid from:
   Tax-exempt income              $   12,238,891    $    13,320,754
                                  --------------    ---------------
Total distributions               $   12,238,891    $    13,320,754
                                  ==============    ===============


The tax character of distributions paid by the Insured Portfolio during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:

                                       6/30/2004          6/30/2003

Distributions paid from:
   Tax-exempt income              $   57,644,620    $    63,060,894
                                  --------------    ---------------
Total distributions               $   57,644,620    $    63,060,894
                                  ==============    ===============


The tax character of distributions paid by the National Portfolio during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:

                                       6/30/2004          6/30/2003
Distributions paid from:
   Tax-exempt income              $   61,377,772    $    62,380,030
                                  --------------    ---------------
Total distributions               $   61,377,772    $    62,380,030
                                  ==============    ===============


As of June 30, 2004, the components of accumulated earnings on a tax basis were as follows:


Limited Maturity Portfolio

Undistributed tax-exempt income--net                $       440,159
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                           440,159
Capital loss carryforward                                (876,881)*
Unrealized losses--net                                (1,585,280)**
                                                    ---------------
Total accumulated losses--net                       $   (2,022,002)
                                                    ===============


Insured Portfolio

Undistributed tax-exempt income--net                $     1,071,110
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         1,071,110
Capital loss carryforward                             (14,666,460)*
Unrealized gains--net                                  38,021,622**
                                                    ---------------
Total accumulated earnings--net                     $    24,426,272
                                                    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Notes to Financial Statements (concluded)


National Portfolio

Undistributed tax-exempt income--net                $       636,323
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                           636,323
Capital loss carryforward                             (71,478,450)*
Unrealized gains--net                                  53,543,559**
                                                    ---------------
Total accumulated losses--net                       $  (17,298,568)
                                                    ===============

*At June 30, 2004, the Limited Maturity Portfolio had a net capital loss carryforward of approximately $876,881, of which $119,413 expires in 2008, $426,094 expires in 2009 and $331,374 expires in 2012, the Insured Portfolio had a net capital loss carryforward of $14,666,460, all of which expires in 2009 and the National Portfolio had a net capital loss carryforward of approximately $71,478,450, of which $23,598 expires in 2005, $12,553,988 expires in 2006, $18,502,015 expires in 2007,
$10,488,608 expires in 2008, $26,931,578 expires in 2009, $444,566 expires in 2010, $942,957 expires in 2011 and $1,591,140 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the deferral of post-October capital losses for tax purposes.


7. Acquisition of The Municipal Fund Accumulation Program, Inc.
On April 5, 2004, pursuant to a plan of reorganization, the Fund's National Portfolio acquired substantially all of the assets and the liabilities of The Municipal Fund Accumulation Program, Inc. This was accomplished by a tax-free exchange of 21,499,152 shares of Common Stock of The Municipal Fund Accumulation Program, Inc. for 35,155,756 shares of Class I Shares of Common Stock of the Fund's National Portfolio. The Municipal Fund Accumulation Program, Inc.'s net assets on that date was $368,217,557, including $21,153,984 of net unrealized appreciation and $34,805,024 of accumulated net realized capital losses. These net assets were combined with those of the Fund's National Portfolio. The aggregate net assets immediately after the acquisition amounted to $1,490,931,658.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") comprising the Insured, National and Limited Maturity Portfolios as of June 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 19, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Municipal Bond Fund, Inc. during the taxable year ended June 30, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    2000 to   President of the Merrill Lynch Investment     125 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,             Director               Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     1977 to   Professor Emeritus of Finance, School of      49 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 63                                       Urban Institute, Washington, D.C. from 1995
                                              to 1999.


Cynthia A. Montgomery  Director     1994 to   Professor, Harvard Business School since      49 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       49 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 51                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Kevin A. Ryan          Director     1992 to   Founder and currently Director Emeritus       49 Funds       None
P.O. Box 9095                       present   of the Boston University Center for the       49 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 71                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of Boston
                                              University; formerly taught on the faculties
                                              of The University of Chicago, Stanford
                                              University and Ohio State University.


Roscoe S. Suddarth     Director     2000 to   President of Middle East Institute from       49 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer of      49 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995 and Career Minister thereof from
Age: 68                                       1989 to 1995; Deputy Inspector General
                                              of U.S. Department of State from 1991 to
                                              1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director     1981 to   Professor of Finance since 1984, Dean from    49 Funds       Bowne & Co.,
P.O. Box 9095                       present   1984 to 1993 and currently Dean Emeritus      49 Portfolios  Inc.; Vornado
Princeton,                                    of New York University, Leonard N. Stern                     Operating
NJ 08543-9095                                 School of Business Administration.                           Company;
Age: 66                                                                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     2000 to   Self-employed financial consultant since      49 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of the         49 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 44                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40



Peter J. Hayes         Vice         1996 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          President    present   Management) of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 45


Walter O'Connor        Vice         1996 to   Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          President    present   Management) of MLIM from 2000 to 2003; Vice President of MLIM from 1994
Princeton,                                    to 2000.
NJ 08543-9011
Age: 42


Robert A. DiMella      Vice         1999 to   Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          President    present   Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996
Princeton,                                    to 2002.
NJ 08543-9011
Age: 37


Phillip S. Gillespie   Secretary    2004 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
P.O. Box 9011                       present   2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated
Princeton,                                    with MLIM since 1998.
NJ 08543-9011
Age: 40


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church St.
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH MUNICIPAL BOND FUND, INC., JUNE 30, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending June 30, 2004 - $98,600
                         Fiscal Year Ending June 30, 2003 - $64,700

(b) Audit-Related Fees - Fiscal Year Ending June 30, 2004 - $0
                         Fiscal Year Ending June 30, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending June 30, 2004 - $26,430
                         Fiscal Year Ending June 30, 2003 - $14,400

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending June 30, 2004 - $0
                         Fiscal Year Ending June 30, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending June 30, 2004 - $16,114,216
    Fiscal Year Ending June 30, 2003 - $17,689,695

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Municipal Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 13, 2004